UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-021979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Fixed Income Funds

Annual Report September 30, 2014

Share Class / Ticker Symbol
	Class A	Class C	Class R3	Class I

Nuveen Preferred Securities Fund	NPSAX	NPSCX	NPSTX	NPSRX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 21, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Preferred Securities Fund

The Nuveen Preferred Securities Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Douglas M. Baker, CFA, has served as the Fund’s portfolio manager since its inception in 2006 and Brenda A. Langenfeld, CFA, joined the management team in 2012. Here Doug and Brenda discuss U.S. economic and financial market conditions, the Fund’s key investment strategies and performance for the twelve-month reporting period ended September 30, 2014.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2014?

During this reporting period, the U.S. economy continued its growth at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting (following the end of this reporting period), the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer-run goal. However, if economic data shows faster progress toward the Fed’s employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the target range since 2006 could occur sooner than expected.

In the third quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 3.5% annual rate, compared with -2.1% in the first quarter of 2014 and 4.6% in the second quarter. Third-quarter growth was attributed in part to a surge in exports and a major increase in military spending. The Consumer Price Index (CPI) rose 1.7% year-over-year as of September 2014, while the core CPI (which excludes food and energy) also increased 1.7% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of September 2014, the national unemployment rate was 5.9%, the lowest level since July 2008, down from the 7.2% reported in September 2013, but still above levels that would provide consistent support for optimal GDP growth. The housing market continued to post gains, although price growth showed some signs of deceleration. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.6% for the twelve months ended August 2014 (most recent data available at the time this report was prepared), raising home prices to fall 2004 levels, although they continued to be down 16%-17% from their mid-2006 peak.

During the early part of this reporting period, widespread uncertainty about the future of the Fed’s quantitative easing program and Congress’s failure to reach an agreement on the Fiscal 2014 federal budget contributed to increased volatility in the financial markets. On October 1, 2013, the start date for Fiscal 2014, the lack of a resolution on spending cuts intended to address the federal budget deficit triggered sequestration, or a program of automatic spending cuts, and the federal government shut down for 16 days

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014 and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.) In this unsettled environment, the Treasury market traded off, the municipal market followed suit, and spreads widened as investor concern grew, prompting selling by bondholders across the fixed income markets.

During the twelve-month reporting period ended September 30, 2014, returns for the preferred/hybrid asset class landed between both comparable financial equities and senior debt. The return for the preferred/hybrid asset class was 11.5% as measured by the Custom Benchmark Index, the benchmark for the Nuveen Preferred Securities Fund. A comparable corporate bond index, such as the Barclays Corporate Financial Institutions Index, gained 5.7% during the reporting period, while the S&P 500® Financials Index advanced 18.5%. Given the hybrid nature of the preferred/hybrid asset class, we typically expect it to perform somewhere between these two indexes. We believe that the preferred/hybrid asset class outpaced comparable corporate bonds due to its greater relative yield, greater spread compression during the reporting period; as well as its longer average duration during a period when longer-term interest rates moved meaningfully lower.

Within the preferred/hybrid space, the retail $25 par side of the market and the institutional $1000 par side of the market both posted strong absolute returns for the twelve-month reporting period. However, performance between the two sides of the market differed materially. The $25 par side of the market, as represented by the BofA/Merrill Lynch U.S. Preferred Stock Fixed Rate Index, gained 12.5% during the reporting period, while the $1000 par side of the market, as measured by the Barclays USD Capital Securities Index, posted a 9.8% return. The $25 par segment benefited from a relatively longer average duration profile versus the $1000 par side of the market; the BofA/Merrill Lynch U.S. Fixed Rate Preferred Securities Index, started the reporting period with an effective duration of 8.5 years, versus 6.4 years for the Barclays USD Capital Securities Index. In addition, the $25 par side of the market likely benefited from the fact that it started the reporting period with relatively depressed valuations as it had suffered disproportionately from the mid-2013 interest rate shock. As a result, some of $25 par outperformance was due to a simple correction in valuations after having been oversold by panicked retail investors prior to the start of the reporting period. As of the end of the reporting period, credit spreads for the preferred/hybrid sector, as represented by our Custom Benchmark Index, were trading at roughly 205 basis points over similar duration Treasuries, still elevated compared to a pre-crisis average of approximately 150 basis points. Year-over-year, spreads versus Treasuries narrowed meaningfully, nearly 130 basis points. The move tighter in preferred/hybrid credit spreads can be attributed to multiple factors including continued strengthening of bank balance sheets, continued resolution of mortgage-related liabilities, generally positive domestic and global economic data, as well as increasing investor appreciation for generic de-risking brought about by increased regulatory oversight.

How did the Fund perform during the twelve-month reporting period ended September 30, 2014?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund’s Class A Shares at net asset value (NAV) for the one-year, five-year and since inception periods ended September 30, 2014.

During the twelve-month reporting period ended September 30, 2014, the Fund underperformed the Custom Benchmark Index and the BofA/Merrill Lynch Fixed Rate Preferred Securities Index, but outperformed the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the twelve-month reporting period ended September 30, 2014 and how did these strategies influence performance?

The Fund seeks to provide a high level of current income and total return with at least an 80% allocation to preferred and hybrid securities. The Fund normally invests at least 60% of its net assets in investment-grade rated securities. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities.

Our investment process begins with identifying the investable universe of preferred securities. We then narrow the universe to favor highly regulated industries such as banking, utility and insurance and determine their relative value. We perform quantitative analysis on individual securities, prioritize these securities and perform fundamental credit research focusing on those that are stable and improving. Then finally, we evaluate the investment process and performance via attribution analysis.

6	Nuveen Investments

While the Fund did post positive absolute returns for the twelve-month reporting period ended September 30, 2014, it did underperform the Custom Benchmark Index during the reporting period. There were several broad investment themes running within the Fund during this measurement period, some of which contributed to, and some of which helped offset, the relative underperformance. The Fund’s positioning included an overweight to fixed-to-floating rate coupon structures; an overweight to the $1000 par side of the market; an overweight to more subordinate Tier 1 structures versus more senior Tier 2 structures; an overweight to lower investment-grade and below investment-grade securities; and finally an overweight to the insurance subsector and corresponding underweight to the bank, utility, real estate investment trust (REIT) and industrial subsectors.

With the $25 par retail side of the preferred/hybrid market outperforming the $1000 par institutional side, our Fund’s meaningful overweight to $1000 par securities detracted from relative performance. Our overweight to the $1000 par side of the market was heavily concentrated in fixed-to-floating rate coupon structures, which, all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with traditional fixed rate coupons. Investor apprehension regarding higher interest rates increasingly abated as we progressed through the reporting period. In an upward sloping yield curve environment when the market is agnostic regarding duration risk, income-focused investors will often assume increasing amounts of duration risk in order to maximize their income potential. This change in sentiment was particularly beneficial to the $25 par side of the market, as it started the reporting period with a significantly longer duration profile than the $1000 par side of the market. While the $25 par side of the market benefited from its higher duration profile in the most recent reporting period, it was indeed a meaningful reversal from the previous annual reporting period when consternation regarding higher interest rates weighed disproportionately on $25 par valuations.

During the reporting period, relatively subordinate Tier 1 structures outperformed their more senior lower Tier 2 counterparts. The Tier 1 sub-index of the Barclays USD Capital Securities Index posted a return of 11.7%, which was 270 basis points above the 9.0% return posted by the Lower Tier 2 sub-index. Historically, credit spreads for more subordinate structures, such as Tier 1 securities, have tended to move at a greater magnitude than more senior structures. Therefore, with credit spreads for the overall preferred/hybrid asset class moving tighter during the measurement period, we would have expected Tier 1 spreads to tighten disproportionately compared to lower Tier 2 structures. As expected, Tier 1 spreads as measured by the Barclays USD Capital Securities Index did indeed tighten by over 40 basis points, while spreads of the more senior lower Tier 2 index tightened by less than 30 basis points. Also contributing to the Tier 1 outperformance during the reporting period was its relatively higher yield on average compared to the lower Tier 2 index. As of the end of the reporting period, the Tier 1 index had a yield-to-worst of almost 50 basis points more than that of the lower Tier 2 index. The overweight to Tier 1 structures helped offset some of the underperformance versus the Custom Benchmark Index.

The Fund held an overweight to lower investment-grade and below investment-grade securities relative to the Custom Benchmark Index. Lower investment-grade and below investment-grade preferred/hybrid securities generally outperform their higher rated counterparts in an environment when credit spreads narrow, and vice versa during periods when credit spreads push wider. With credit spreads contracting during reporting period, the Barclays USD Capital Securities Lower Tier 2 BBB-rated sub-index posted a 9.8% return, 180 basis points more than the Lower Tier 2 A-rated or better sub-index’s return of 8.0%. Therefore, the Fund’s overweight to lower investment-grade and below investment-grade securities also helped to offset some of the periodic underperformance versus the Custom Benchmark Index.

Finally, the Fund again had a meaningful overweight to the insurance subsector of the preferred/hybrid market and relative underweights to the bank, utility, REIT and industrial subsectors. This positioning was intended to capitalize on what has been and likely will be, light or negligible new issue flow out of the insurance sector for the foreseeable future. The insurance sector in general is over-capitalized and in little need of additional capital. As anticipated, we observed little new issue flow out of the insurance sector while new issue flow out of other sectors, especially the bank sector, was quite healthy during the reporting period. The insurance subsector of the Barclays USD Capital Securities Index posted a 13.8% return for the reporting period, outperforming the bank subsector, which posted a return of 9.1%. In addition to positive supply/demand technicals, the impressive return of the insurance subsector was also due to its relatively longer duration profile. The insurance subsector’s effective duration stood at 9.4 years as of September 30, 2014, significantly higher than the bank subsector’s duration of 7 years. While the Fund did capture relative outperformance from the overweight to insurance preferred/hybrid securities, the magnitude was slightly muted as we focused more on the shorter duration security structures within this sector.

During the reporting period, the Fund also had a position in an interest rate swap contract to reduce the duration of the overall portfolio. This swap detracted slightly from performance during the period, as interest rates declined farther out the yield curve, which affects the value of these swaps.

Nuveen Investments	7

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Dividend Information

The Fund seeks to pay regular dividends out of its net investment income at a rate that reflects the Fund’s past performance and current net income performance. To permit the Fund to maintain a more stable dividend, it may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2014, the Fund had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

All dividends paid by the Fund during the fiscal year ended September 30, 2014 were paid from net investment income. If a portion of the Fund’s distributions was sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. The composition and per share amounts of the Fund’s dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6—Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund is shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Preferred Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	9.92%	11.92%	6.30%
Class A Shares at maximum Offering Price	4.70%	10.84%	5.63%
BofA/Merrill Lynch Fixed Rate Preferred Securities Index	12.47%	8.67%	1.94%
Custom Benchmark Index	11.54%	8.86%	3.49%
Lipper Flexible Income Funds Classification Average	8.64%	9.05%	5.80%

Class C Shares	9.08%	11.09%	5.52%
Class R3 Shares	9.62%	11.65%	6.03%
Class I Shares	10.12%	12.21%	6.56%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 12/19/06. Class A, C and I Share returns are actual. Class R3 Share returns are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.07%	1.82%	1.32%	0.82%

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Yields as of September 30, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Preferred Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	5.47%	4.98%	5.50%	5.99%
SEC 30-Day Yield	4.81%	4.30%	4.80%	5.31%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

12	Nuveen Investments

Holding

Summaries as of September 30, 2014

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc.1 Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Preferred Securities Fund

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	34.9%
Taxable Municipal Bonds	0.0%
Corporate Bonds	0.4%
$1,000 Par (or similar) Institutional Preferred	62.8%
Short-Term Investments	0.2%
Other Assets Less Liabilities	1.7%

Portfolio Composition

(% of net assets)

Banks	41.1%
Insurance	30.2%
U.S. Agency	8.7%
Capital Markets	6.8%
Diversified Financial Services	5.3%
Other Industries	6.0%
Short-Term Investments	0.2%
Other Assets Less Liabilities	1.7%

Credit Quality2

(% of total long-term investments)

A	5.4%
BBB	50.9%
BB or Lower	39.4%
N/R (not rated)	4.3%

Top Five Issuers

(% of net assets)

JPMorgan Chase & Company	4.5%
Wells Fargo and Company	4.5%
Bank of America Corporation	4.3%
Financial Security Assurance Holdings	3.8%
Farm Credit Bank of Texas	3.6%

1	The Fund’s investment limitations with respect to ratings are based on the highest rating provided by any independent rating agency, including agencies other than the three named above.

2	Excluding investments in derivatives.

Nuveen Investments	13

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2014.

The beginning of the period is April 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Preferred Securities Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,033.60	$1,029.10	$1,031.70	$1,034.20
Expenses Incurred During Period	$5.51	$9.31	$6.77	$4.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.65	$1,015.89	$1,018.40	$1,020.91
Expenses Incurred During Period	$5.47	$9.25	$6.73	$4.20

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.83%, 1.33% and 0.83% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14	Nuveen Investments

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014, for Nuveen Preferred Securities Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

Nuveen Preferred Securities Fund
To approve a new investment management agreement between each Trust and Nuveen Fund Advisors, LLC.
For	42,853,458
Against	380,525
Abstain	777,450
Broker Non-Votes	13,207,492
Total	57,218,925

To approve a new sub-advisory agreement between Nuveen Fund Advisors and each Fund’s sub-advisor(s) as follows:

a. Nuveen Fund Advisors and Nuveen Asset Management, LLC
For	42,689,635
Against	473,960
Abstain	847,836
Broker Non-Votes	13,207,494
Total	57,218,925

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	42,575,657
Against	520,142
Abstain	915,633
Broker Non-Votes	13,207,493
Total	57,218,925

Approval of the Board Members was reached as follows:

William Adams IV
For	59,175,003
Withhold	2,100,784
Total	61,275,787

Robert P. Bremner
For	59,121,801
Withhold	2,153,986
Total	61,275,787

Jack B. Evans
For	59,147,095
Withhold	2,128,692
Total	61,275,787

Nuveen Investments	15

Shareholder Meeting Report (continued)

Nuveen Preferred Securities Fund
William C. Hunter
For	59,191,022
Withhold	2,084,765
Total	61,275,787

David J. Kundert
For	59,193,641
Withhold	2,082,146
Total	61,275,787

John K. Nelson
For	59,212,655
Withhold	2,063,132
Total	61,275,787

William J. Schneider
For	59,181,920
Withhold	2,093,867
Total	61,275,787

Thomas S. Schreier, Jr.
For	59,165,769
Withhold	2,110,018
Total	61,275,787

Judith M. Stockdale
For	59,129,129
Withhold	2,146,658
Total	61,275,787

Carole E. Stone
For	59,190,175
Withhold	2,085,612
Total	61,275,787

Virginia L. Stringer
For	59,185,574
Withhold	2,090,213
Total	61,275,787

Terence J. Toth
For	59,212,772
Withhold	2,063,015
Total	61,275,787

16	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust V:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Preferred Securities Fund (one of the funds comprising Nuveen Investment Trust V) (the “Fund”) as of September 30, 2014, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. The statements of changes in net assets and the financial highlights for the periods presented through September 30, 2013 were audited by other auditors whose report dated November 26, 2013 expressed an unqualified opinion on that statement and those financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2014, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

November 26, 2014

Nuveen Investments	17

Nuveen Preferred Securities Fund

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.1%

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 34.9%

	Banks – 8.7%

147,753	Citigroup Inc.	8.125%	BB+	$4,247,899

817,817	Citigroup Inc.	7.125%	BB+	21,860,248

362,500	Citigroup Inc.	6.875%	BB+	9,548,250

112,951	City National Corporation	6.750%	Baa3	3,145,685

508,667	Countrywide Capital Trust III	7.000%	Ba1	13,072,742

231,113	Fifth Third Bancorp.	6.625%	BB+	6,112,939

459,213	PNC Financial Services	6.125%	BBB–	12,541,107

163,000	Private Bancorp Incorporated	7.125%	N/R	4,197,250

121,670	Regions Financial Corporation	6.375%	BB–	2,979,698

649,300	Regions Financial Corporation	6.375%	B1	16,479,234

375,600	Texas Capital Bancshares Inc.	6.500%	BB–	9,232,248

70,000	U.S. Bancorp.	6.500%	Baa1	2,007,600

281,159	Wells Fargo & Company	6.625%	BBB	7,774,046

68,100	Zions Bancorporation	6.950%	BB+	1,813,503

279,148	Zions Bancorporation	6.300%	BB–	7,073,610
	Total Banks			122,086,059

	Capital Markets – 3.9%

54,600	Goldman Sachs Group, Inc.	6.375%	BB+	1,383,018

452,600	Goldman Sachs Group, Inc.	5.500%	BB	10,749,250

1,144,913	Morgan Stanley	7.125%	BB	30,809,609

210,380	Morgan Stanley	6.875%	BB	5,497,229

241,785	State Street Corporation	5.900%	BBB	6,201,785
	Total Capital Markets			54,640,891

	Consumer Finance – 0.4%

210,053	Discover Financial Services	6.500%	BB–	5,295,436

	Diversified Financial Services – 2.9%

698,155	ING Groep N.V.	7.375%	Ba1	17,837,860

399,112	ING Groep N.V.	7.200%	Ba1	10,261,170

112,686	ING Groep N.V.	7.050%	Ba1	2,868,986

152,041	ING Groep N.V.	6.375%	Ba1	3,843,596

52,681	ING Groep N.V.	6.125%	Ba1	1,321,239

152,500	KKR Financial Holdings LLC	7.375%	BBB	3,937,550
	Total Diversified Financial Services			40,070,401

18	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value

	Diversified Telecommunication Services – 0.2%

102,380	Verizon Communications Inc.	5.900%		A–	$2,670,070

	Food Products – 2.2%

490,000	CHS Inc.	7.875%		N/R	13,695,500

385,400	CHS Inc.	7.100%		N/R	10,251,640

265,500	CHS Inc.	6.750%		N/R	6,767,595
	Total Food Products				30,714,735

	Insurance – 8.8%

113,570	Aegon N.V.	8.000%		Baa1	3,240,152

191,764	Aegon N.V.	6.375%		Baa1	4,878,476

381,180	Arch Capital Group Limited	6.750%		BBB	10,230,871

93,825	Aspen Insurance Holdings Limited	7.250%		BBB–	2,447,894

775,322	Aspen Insurance Holdings Limited	5.950%		BBB–	19,359,790

412,627	Axis Capital Holdings Limited	6.875%		BBB	10,691,166

71,455	Delphi Financial Group, Inc., (3)	7.376%		BBB–	1,793,077

346,781	Endurance Specialty Holdings Limited	7.500%		BBB–	8,971,224

187,876	Hartford Financial Services Group Inc.	7.875%		BB+	5,559,251

642,536	Kemper Corporation	7.375%		Ba1	16,416,795

492,854	Maiden Holdings Limited	8.250%		BB	12,735,347

48,610	Maiden Holdings NA Limited	8.000%		BBB–	1,284,276

373,918	Maiden Holdings NA Limited	7.750%		BBB–	9,804,130

146,445	Montpelier Re Holdings Limited	8.875%		BBB–	4,015,522

417,500	Reinsurance Group of America Inc.	6.200%		BBB	11,485,425
	Total Insurance				122,913,396

	Oil, Gas & Consumable Fuels – 0.7%

350,895	Nustar Logistics Limited Partnership	7.625%		Ba2	9,137,306

	U.S. Agency – 7.1%

270,200	AgriBank FCB, (3)	6.875%		BBB+	28,860,738

247,900	Cobank Agricultural Credit Bank, (3)	6.250%		BBB+	26,044,994

259,810	Farm Credit Bank of Texas, (3)	6.750%		Baa1	27,247,574

271,140	Federal Agricultural Mortgage Corporation	6.875%		N/R	6,884,248

400,000	Federal Agricultural Mortgage Corporation	6.000%		N/R	9,940,000
	Total U.S. Agency				98,977,554
	Total $25 Par (or similar) Retail Preferred (cost $459,492,983)				486,505,848

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value

	TAXABLE MUNICIPAL BONDS – 0.0%

	California – 0.0%

$20	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008B, 11.000%, 10/01/14		No Opt. Call	N/R	$19,999
$20	Total Taxable Municipal Bonds (cost $20,000)				19,999

Nuveen Investments	19

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.4%

	Insurance – 0.4%

$2,000	Nationwide Mutual Insurance Company, 144A	8.250%	12/01/31	A–	$2,727,428

733	Nationwide Mutual Insurance Company, 144A	9.375%	8/15/39	A–	1,128,485

1,000	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	1,199,381
$3,733	Total Corporate Bonds (cost $3,887,415)				5,055,294

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 62.8%

	Banks – 32.4%

15,125	Abbey National Capital Trust I	8.963%	N/A (5)	BBB–	$19,360,000

7,934	Bank of America Corporation	8.125%	N/A (5)	BB	8,588,555

12,471	Bank of America Corporation	8.000%	N/A (5)	BB	13,445,359

24,690	Bank of America Corporation	6.250%	N/A (5)	BB	24,527,960

6,149	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	8,361,546

16,100	Barclays PLC	8.250%	N/A (5)	BB+	16,522,625

12,300	BNP Paribas, 144A	7.195%	N/A (5)	BBB	14,298,750

3,955	Citigroup Capital III	7.625%	12/01/36	BBB–	4,886,122

3,295	Citigroup Inc.	6.300%	N/A (5)	BB+	3,254,142

6,910	Commerzbank AG, 144A	8.125%	9/19/23	BB	7,977,595

19,880	Credit Agricole SA, 144A	7.875%	N/A (5)	BB+	20,078,800

39,035	General Electric Capital Corporation	7.125%	N/A (5)	A+	45,183,013

9,918	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (5)	BBB+	14,926,590

7,600	HSBC Holdings PLC	6.375%	N/A (5)	BBB	7,590,500

23,645	JPMorgan Chase & Company	6.750%	N/A (5)	BBB–	24,839,073

35,020	JPMorgan Chase & Company	7.900%	N/A (5)	BBB–	37,909,150

22,630	Lloyd’s Banking Group PLC	7.500%	N/A (5)	BB	23,308,900

3,410	M&T Bank Corporation	6.450%	N/A (5)	BBB–	3,606,075

8,310	Nordea Bank AB, 144A	6.125%	N/A (5)	BBB	8,143,800

32,858	Rabobank Nederland, 144A	11.000%	N/A (5)	Baa1	43,454,705

1,000	Republic NY capital II / HSBC USA	7.750%	11/15/26	Baa1	1,012,134

6,992	Royal Bank of Scotland Group PLC	7.648%	N/A (5)	BB–	8,180,640

25,085	Societe Generale, 144A	7.875%	N/A (5)	BB+	25,085,000

730	Standard Chartered PLC, 144A	7.014%	N/A (5)	Baa2	821,250

37,477	Wells Fargo & Company	7.980%	N/A (5)	BBB	41,011,081

13,660	Wells Fargo & Company	5.900%	N/A (5)	BBB	13,916,125

11,281	Zions Bancorporation	7.200%	N/A (5)	BB–	11,901,455
	Total Banks				452,190,945

20	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 2.9%

31,685	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB+	$33,269,250

6,680	Goldman Sachs Group Inc.	5.700%	N/A (5)	BB+	6,776,860
	Total Capital Markets				40,046,110

	Diversified Financial Services – 2.4%

25,200	Agstar Financial Services Inc., 144A	6.750%	N/A (5)	BB–	25,908,750

3,775	Banco BTG Pactual SA/Luxembourg, 144A	8.750%	N/A (5)	Ba3	3,825,963

3,055	ING US Inc.	5.650%	5/15/53	Ba1	3,070,275
	Total Diversified Financial Services				32,804,988

	Food Products – 0.1%

1,900	Land O Lakes Capital Trust I, 144A	7.450%	3/15/28	BB	1,957,000

	Insurance – 21.0%

2,458	AG2R La Mondiale Vie, Reg S	7.625%	N/A (5)	BBB–	2,710,159

7,600	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	9,994,000

6,440	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (5)	N/R	7,100,100

13,475	Aviva PLC, Reg S	8.250%	N/A (5)	BBB	15,092,000

3,451	AXA SA	8.600%	12/15/30	A3	4,641,595

39,069	Catlin Insurance Company Limited, 144A	7.249%	N/A (5)	BBB+	40,241,070

6,865	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (5)	A	7,860,425

6,200	CNP Assurances, Reg S	7.500%	N/A (5)	BBB+	6,889,750

59,165	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	52,656,850

3,893	Friends Life Holdings PLC, Reg S	7.875%	N/A (5)	BBB+	4,350,428

19,763	Glen Meadows Pass Through Trust, 144A	6.505%	2/12/67	BB+	19,565,370

1,600	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A–	1,656,000

1,300	Lincoln National Corporation	7.000%	5/17/66	BBB	1,332,500

17,346	MetLife Capital Trust X, 144A	9.250%	4/08/38	BBB	25,021,605

13,095	Provident Financing Trust I	7.405%	3/15/38	Baa3	15,386,507

4,900	Prudential Financial Inc.	5.875%	9/15/42	BBB+	5,194,000

22,528	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	24,555,520

23,939	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	25,135,950

22,945	White Mountains Insurance Group, 144A	7.506%	N/A (5)	BB+	24,092,250
	Total Insurance				293,476,079

	Machinery – 0.1%

1,790	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,937,675

	Real Estate Investment Trust – 2.3%

23,796	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (5)	Ba1	32,005,620

Nuveen Investments	21

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. Agency – 1.6%

18,350	Farm Credit Bank of Texas	10.000%	N/A (5)	Baa1	$22,943,231
	Total $1,000 Par (or similar) Institutional Preferred (cost $825,005,186)				877,361,648
	Total Long-Term Investments (cost $1,288,405,584)				1,368,942,789

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.2%

$3,328	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/14, repurchase price $3,328,463, collateralized by $3,405,000 U.S. Treasury Notes, 1.750%, due 9/30/19, value $3,396,488	0.000%	10/01/14		$3,328,463
	Total Short-Term Investments (cost $3,328,463)				3,328,463
	Total Investments (cost $1,291,734,047) – 98.3%				1,372,271,252
	Other Assets Less Liabilities – 1.7% (6)				24,053,123
	Net Assets – 100%				$1,396,324,375

Investments in Derivatives as of September 30, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Termination Date	Unrealized Appreciation (Depreciation) (6)
Barclays PLC	$50,000,000	Receive	3-Month USD-LIBOR	2.758%	Semi-Annually	11/06/14	11/06/34	$2,831,644

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(7)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

N/A	Not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

USD-LIBOR	United States Dollar – London Inter-Bank Offered Rate

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of

Assets and Liabilities	September 30, 2014

Assets
Long-term investments, at value (cost $1,288,405,584)	$1,368,942,789
Short-term investments, at value (cost approximates value)	3,328,463
Unrealized appreciation on interest rate swaps	2,831,644
Receivable for:
Dividends	3,130,124
Interest	13,226,858
Investments sold	7,409,338
Reclaims	46,016
Shares sold	4,283,084
Other assets	34,647
Total assets	1,403,232,963
Liabilities
Payable for:
Dividends	1,279,773
Shares redeemed	4,133,358
Accrued expenses:
Management fees	779,567
Trustees fees	40,590
12b-1 distribution and service fees	234,542
Other	440,758
Total liabilities	6,908,588
Net assets	$1,396,324,375
Class A Shares
Net assets	$376,048,865
Shares outstanding	21,691,301
Net asset value (“NAV”) per share	$17.34
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$18.20
Class C Shares
Net assets	$190,010,859
Shares outstanding	10,953,167
NAV and offering price per share	$17.35
Class R3 Shares
Net assets	$2,826,641
Shares outstanding	161,910
NAV and offering price per share	$17.46
Class I Shares
Net assets	$827,438,010
Shares outstanding	47,715,737
NAV and offering price per share	$17.34
Net assets consist of:
Capital paid-in	$1,307,820,707
Undistributed (Over-distribution of) net investment income	(1,359,059)
Accumulated net realized gain (loss)	6,493,878
Net unrealized appreciation (depreciation)	83,368,849
Net assets	$1,396,324,375
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of

Operations	Year Ended September 30, 2014

Investment Income
Dividends	$33,644,492
Interest	51,288,762
Total investment income	84,933,254
Expenses
Management fees	8,552,973
12b-1 service fees – Class A Shares	882,557
12b-1 distribution and service fees – Class C Shares	1,788,261
12b-1 distribution and service fees – Class R3 Shares	15,043
Shareholder servicing agent fees and expenses	980,775
Custodian fees and expenses	169,173
Trustees fees and expenses	36,711
Professional fees	82,951
Shareholder reporting expenses	192,811
Federal and state registration fees	167,577
Other expenses	48,082
Total expenses	12,916,914
Net investment income (loss)	72,016,340
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	11,747,300
Change in net unrealized appreciation (depreciation) of:
Investments	35,119,391
Swaps	(4,589,305)
Net realized and unrealized gain (loss)	42,277,386
Net increase (decrease) in net assets from operations	$114,293,726

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 9/30/14	Year Ended 9/30/13
Operations
Net investment income (loss)	$72,016,340	$69,174,880
Net realized gain (loss) from investments	11,747,300	30,752,789
Change in net unrealized appreciation (depreciation) of:
Investments	35,119,391	(43,478,849)
Swaps	(4,589,305)	7,342,668
Net increase (decrease) in net assets from operations	114,293,726	63,791,488
Distributions to Shareholders
From net investment income:
Class A	(20,354,356)	(20,243,329)
Class C	(8,973,470)	(8,894,051)
Class R3	(167,193)	(153,185)
Class I	(42,868,250)	(41,924,559)
From accumulated net realized gains:
Class A	(6,263,584)	(2,870,394)
Class C	(3,370,801)	(1,537,517)
Class R3	(63,219)	(23,221)
Class I	(11,454,894)	(5,388,690)
Decrease in net assets from distributions to shareholders	(93,515,767)	(81,034,946)
Fund Share Transactions
Proceeds from sale of shares	750,113,179	919,545,345
Proceeds from shares issued to shareholders due to reinvestment of distributions	75,120,566	64,644,395
	825,233,745	984,189,740
Cost of shares redeemed	(541,536,927)	(813,057,477)
Net increase (decrease) in net assets from Fund share transactions	283,696,818	171,132,263
Net increase (decrease) in net assets	304,474,777	153,888,805
Net assets at the beginning of period	1,091,849,598	937,960,793
Net assets at the end of period	$1,396,324,375	$1,091,849,598
Undistributed (Over-distribution of) net investment income at the end of period	$(1,359,059)	$(1,747,944)

See accompanying notes to financial statements.

Nuveen Investments	25

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2014	$17.05	$0.99	$0.64	$1.63	$(1.00)	$(0.34)	$(1.34)	$17.34
2013	17.15	1.01	0.09	1.10	(1.04)	(0.16)	(1.20)	17.05
2012	15.30	1.03	2.29	3.32	(1.04)	(0.43)	(1.47)	17.15
2011	16.99	1.05	(1.24)	(0.19)	(1.08)	(0.42)	(1.50)	15.30
2010	14.73	1.11	2.28	3.39	(1.13)	—	(1.13)	16.99
Class C (12/06)
2014	17.06	0.86	0.64	1.50	(0.87)	(0.34)	(1.21)	17.35
2013	17.16	0.88	0.09	0.97	(0.91)	(0.16)	(1.07)	17.06
2012	15.31	0.91	2.30	3.21	(0.93)	(0.43)	(1.36)	17.16
2011	17.00	0.93	(1.25)	(0.32)	(0.95)	(0.42)	(1.37)	15.31
2010	14.74	1.00	2.28	3.28	(1.02)	—	(1.02)	17.00
Class R3 (9/09)
2014	17.17	0.96	0.63	1.59	(0.96)	(0.34)	(1.30)	17.46
2013	17.27	0.96	0.11	1.07	(1.01)	(0.16)	(1.17)	17.17
2012	15.40	0.96	2.35	3.31	(1.01)	(0.43)	(1.44)	17.27
2011	17.10	1.05	(1.29)	(0.24)	(1.04)	(0.42)	(1.46)	15.40
2010	14.82	1.08	2.30	3.38	(1.10)	—	(1.10)	17.10
Class I (12/06)
2014	17.06	1.03	0.63	1.66	(1.04)	(0.34)	(1.38)	17.34
2013	17.15	1.05	0.11	1.16	(1.09)	(0.16)	(1.25)	17.06
2012	15.30	1.07	2.30	3.37	(1.09)	(0.43)	(1.52)	17.15
2011	16.99	1.10	(1.25)	(0.15)	(1.12)	(0.42)	(1.54)	15.30
2010	14.72	1.16	2.28	3.44	(1.17)	—	(1.17)	16.99

26	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

9.92%	$376,049	1.07%	5.73%	1.07%	5.73%	25%
6.51	287,287	1.07	5.73	1.07	5.73	67
23.16	267,619	1.08	6.44	1.08	6.44	53
(1.59)	166,611	1.10	6.21	1.03	6.28	60
23.84	185,972	1.16	6.87	0.95	7.07	72

9.08	190,011	1.82	5.00	1.82	5.00	25
5.73	170,808	1.82	5.03	1.82	5.03	67
22.24	152,411	1.83	5.68	1.83	5.68	53
(2.32)	97,071	1.85	5.49	1.78	5.57	60
22.94	97,316	1.91	6.13	1.70	6.34	72

9.62	2,827	1.32	5.52	1.32	5.52	25
6.25	3,209	1.32	5.48	1.32	5.48	67
22.82	552	1.33	5.91	1.33	5.91	53
(1.78)	170	1.35	6.20	1.28	6.25	60
23.59	62	1.42	6.59	1.20	6.81	72

10.12	827,438	0.82	5.98	0.82	5.98	25
6.83	630,546	0.82	6.01	0.82	6.01	67
23.40	517,379	0.83	6.68	0.83	6.68	53
(1.28)	397,579	0.85	6.51	0.78	6.58	60
24.23	358,371	0.91	7.16	0.70	7.37	72

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	27

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”), a non-diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Fund’s investment management agreement and investment sub-advisory agreement, Fund shareholders were asked to approve a new investment management agreement with the Adviser and new investment sub-advisory agreement with the Fund’s sub-adviser. These new agreements were approved by shareholders of the Fund, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to the Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreement and investment sub-advisory agreement in place immediately prior to the closing.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide a high level of current income and total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund intends to invest at least 25% of its assets in the preferred securities of companies principally engaged in financial services. The Fund normally invests at least 60% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Sub-Adviser. The Fund may invest up to 40% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” or “junk bonds.” Although the Fund invests primarily in securities issued by U.S. companies, the Fund may invest up to 35% of its net assets in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities. The Fund is a non-diversified fund and as a result may invest a relatively high percentage of its assets in a limited number of issuers.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

28	Nuveen Investments

As of September 30, 2014, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	29

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees (the ”Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

30	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$402,559,465	$83,946,383	**	$—	$486,505,848
Taxable Municipal Bonds	—	19,999		—	19,999
Corporate Bonds	—	5,055,294		—	5,055,294
$1,000 Par (or similar) Institutional Preferred	—	877,361,648		—	877,361,648
Short-Term Investments:
Repurchase Agreements	—	3,328,463		—	3,328,463
Investments in Derivatives:
Interest Rate Swaps***	—	2,831,644		—	2,831,644
Total	$402,559,465	$972,543,431		$—	$1,375,102,896
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$3,328,463	$(3,328,463)	$—
*	As of September 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments	31

Notes to Financial Statements (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivatives instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay or receive, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for the Fund’s counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by the Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between the Fund’s basis in the swap contract and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended September 30, 2014, the Fund continued to invest in forward interest rate swap contracts to reduce the duration of its preferred stock portfolio.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended September 30, 2014, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$50,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by the Fund as of September 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	$2,831,644	—	$—

The following table presents the Fund’s swap contracts, which are subject to netting agreements, and collateral delivered related to those swap contracts as of September 30, 2014.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Barclays PLC	$2,831,644	$—	$—	$2,831,644	$(2,629,796)	$201,848
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

32	Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the fiscal year ended September 30, 2014, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$—	$(4,589,305)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 9/30/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,003,724	$223,890,556	14,966,630	$263,626,631
Class C	2,567,690	44,346,000	3,279,244	57,723,441
Class R3	23,691	411,763	199,680	3,502,723
Class I	27,980,156	481,464,860	33,648,448	594,692,550
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,313,990	22,575,199	1,143,755	20,017,454
Class C	530,957	9,113,314	412,499	7,211,171
Class R3	11,180	192,930	9,487	167,079
Class I	2,513,455	43,239,123	2,128,075	37,248,691
	47,944,843	825,233,745	55,787,818	984,189,740
Shares redeemed:
Class A	(9,472,208)	(163,652,770)	(14,873,173)	(258,980,057)
Class C	(2,156,633)	(37,123,524)	(2,564,317)	(44,932,239)
Class R3	(59,823)	(1,036,843)	(54,248)	(956,593)
Class I	(19,743,937)	(339,723,790)	(28,982,300)	(508,188,588)
	(31,432,601)	(541,536,927)	(46,474,038)	(813,057,477)
Net increase (decrease)	16,512,242	$283,696,818	9,313,780	$171,132,263

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the fiscal year ended September 30, 2014, aggregated $561,058,901 and $313,917,875, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally

Nuveen Investments	33

Notes to Financial Statements (continued)

the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of September 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,293,733,946
Gross unrealized:
Appreciation	$85,828,806
Depreciation	(7,291,500)
Net unrealized appreciation (depreciation) of investments	$78,537,306

Permanent differences, primarily due to investments in partnerships, bond premium amortization adjustments, complex securities character adjustments, tax equalization and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2014, the Fund’s tax year end, as follows:

Capital paid-in	$306,517
Undistributed (Over-distribution of) net investment income	735,814
Accumulated net realized gain (loss)	(1,042,331)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2014, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1],2	$6,298,756
Undistributed net long-term capital gains	7,503,443
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2014 through September 30, 2014 and paid on October 1, 2014.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2014 and September 30, 2013, was designated for purposes of the dividends paid deduction as follows:

2014
Distributions from net ordinary income[2]	$71,407,241
Distributions from net long-term capital gains[3]	21,152,498

2013
Distributions from net ordinary income[2]	$71,112,179
Distributions from net long-term capital gains	8,716,664
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	The Fund hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for tax year ended September 30, 2014.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

34	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2014, the complex-level fee rate for the Fund was 0.1646%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended September 30, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$1,131,117
Paid to financial intermediaries (Unaudited)	1,020,307

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$589,575

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2014, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$399,649

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2014, as follows:

CDSC retained (Unaudited)	$41,593

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement

Nuveen Investments	35

Notes to Financial Statements (continued)

guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Fund’s financial statements or footnote disclosures.

9. Subsequent Events

Purchase and Sale Agreement

As previously described in Note 1 – General Information and Significant Accounting Policies, Purchase and Sale Agreement, on October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen and a new investment management agreement and new sub-advisory agreement have been approved by shareholders of the Fund and went into effect on October 1, 2014.

36	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm* KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

* During the fiscal period ended March 31, 2015, the Board of Trustees of the Funds, upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014 as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s report on the Funds for the two most recent fiscal periods ended March 31, 2014 and March 31, 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended March 31, 2014 and March 31, 2013 for the Funds and for the period April 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% DRD	18%
% QDI	56%

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	37

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch Preferred Stock Hybrid Securities Index: An unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by BofA/Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1,000-par securities with at least one year to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays Tier 1 Capital Securities Index: An unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of “equity credit” from a rating agency. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index, which generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Custom Benchmark Index: An index that is comprised of a 65% weighting in the BofA/Merrill Lynch Fixed Rate Preferred Securities Index and a 35% weighting in the Barclays USD Capital Securities Index. The BofA/Merrill Lynch Fixed Rate Preferred Securities Index is an index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule and must have a minimum amount outstanding of $100 million. The Barclays USD Capital Securities Index contains securities generally viewed as hybrid fixed income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities and term preferred securities.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

38	Nuveen Investments

Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Yield to Worst (YTW): The lowest potential yield that can be received on a bond without the issuer actually defaulting. The yield to worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer. This metric is used to evaluate the worst-case scenario for yield to help investors manage risks and ensure that specific income requirements will still be met even in the worst scenarios.

Nuveen Investments	39

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	199
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	199
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	199

40	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	199
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	199
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	199
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	199
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	199

Nuveen Investments	41

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	199
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	199

42	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	200
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	200
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	200

Nuveen Investments	43

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	200
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	200
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	200
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	200
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	106

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

44	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Trustees of the Fund (the “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the Fund and determining whether to approve or continue the Fund’s advisory agreement (the “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (the “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Nuveen funds. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate the Original Investment Management Agreement and the Original Sub-Advisory Agreement. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Fund. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved a new advisory agreement (the “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Fund); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Fund and the Fund Advisers including, among other things: the nature, extent and quality of services provided by

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of the Fund’s performance (including performance comparisons against the performance of a peer group and appropriate benchmark); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or

46	Nuveen Investments

her conclusions with respect to the Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Fund, and the Sub-Adviser generally provides the portfolio advisory services to the Fund under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Fund and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Fund. In reviewing the portfolio advisory services provided to the Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or the Fund and Fund performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Fund. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Fund’s service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreement and the New Sub-Advisory Agreement, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Fund; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement. Similarly, the terms of the New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement and the New Sub-Advisory Agreement are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

48	Nuveen Investments

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Fund and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and its investment team. In considering the Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its benchmark. Accordingly, the Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with a recognized and/or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

Nuveen Investments	49

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In considering the performance data of the Fund, the Independent Board Members noted that the Fund demonstrated generally favorable performance in comparison to its peers, performing in the first or second quartile over various periods.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of the Fund, the Board considered that the portfolio investment personnel responsible for the management of the Fund’s portfolio were expected to continue to manage the portfolio following the completion of the Transaction and the investment strategies of the Fund were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund, reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Fund had a net management fee that was in line with its peer average and a net expense ratio (including fee waivers and expense reimbursements) that was below the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Fund compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Fund (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the

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Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New

Nuveen Investments	51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. The Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and its shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

52	Nuveen Investments

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the new investment management agreements or the new sub-advisory agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved an interim advisory agreement (the “Interim Investment Management Agreement”) between the Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, the Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of the Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement and the Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement and the Original Sub-Advisory Agreement, respectively.

Nuveen Investments	53

Notes

54	Nuveen Investments

Notes

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-INV5-0914P        4521-INV-Y11/15

Mutual Funds

Nuveen Taxable Fixed Income Funds

Annual Report September 30, 2014

Share Class / Ticker Symbol
	Class A	Class C	Class I

Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NWQIX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 21, 2014

4	Nuveen Investments

Portfolio Manager’s

Comments

Nuveen NWQ Flexible Income Fund

The Nuveen NWQ Flexible Income Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. Michael J. Carne, CFA, has managed the Nuveen NWQ Flexible Income Fund since 2009. Here Mr. Carne discusses U.S. economic and financial market conditions, key investment strategies and the performance of the Fund for the twelve-month reporting period ended September 30, 2014.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2014?

During this reporting period, the U.S. economy continued its growth at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting (following the end of this reporting period), the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer-run goal. However, if economic data shows faster progress toward the Fed’s employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the target range since 2006 could occur sooner than expected.

In the third quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 3.5% annual rate, compared with -2.1% in the first quarter of 2014 and 4.6% in the second quarter. Third-quarter growth was attributed in part to a surge in exports and a major increase in military spending. The Consumer Price Index (CPI) rose 1.7% year-over-year as of September 2014, while the core CPI (which excludes food and energy) also increased 1.7% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of September 2014, the national unemployment rate was 5.9%, the lowest level since July 2008, down from the 7.2% reported in September 2013, but still above levels that would provide consistent support for optimal GDP growth. The housing market continued to post gains, although price growth showed some signs of deceleration. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.6% for the twelve months ended August 2014 (most recent data available at the time this report was prepared), raising home prices to fall 2004 levels, although they continued to be down 16%-17% from their mid-2006 peak.

During the early part of this reporting period, widespread uncertainty about the future of the Fed’s quantitative easing program and Congress’s failure to reach an agreement on the Fiscal 2014 federal budget contributed to increased volatility in the financial markets. On October 1, 2013, the start date for Fiscal 2014, the lack of a resolution on spending cuts intended to address the federal

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

budget deficit triggered sequestration, or a program of automatic spending cuts, and the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014 and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.) In this unsettled environment, the Treasury market traded off, the municipal market followed suit, and spreads widened as investor concern grew, prompting selling by bondholders across the fixed income markets.

These issues aside, the market environment during the reporting period proved to be rewarding for those that held their bonds and fixed income mutual fund shares. The 10-year U.S. Treasury returned a healthy 4.3% for the twelve-month reporting period ended September 30, 2014 and credit markets continue to benefit. High yield bonds returned 3.61% as measured by the BofA/Merrill Lynch U.S. High Yield Master II Index and investment grade corporates returned 8.10% as measured by the BofA/Merrill U.S. Corporate Index for the reporting period. However the stand out sector by far was the fixed rate preferred securities market which returned 12.47% as measured by the BofA/Merrill Lynch Fixed Rate Preferred Securities Index for the reporting period.

How did the Fund perform during the twelve-month reporting period ended September 30, 2014?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund’s Class A Shares at net asset value (NAV) for the one-year and since inception periods ended September 30, 2014. During the twelve-month reporting period, the Fund outperformed the BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index, the Morningstar Conservative Target Risk Index and the Lipper classification average, but underperformed the BofA/Merrill Lynch Fixed Rate Preferred Securities Index. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What was the primary investment strategy for the Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2014?

The Fund seeks to provide current income and capital appreciation. The Fund invests at least 65% of its net assets in preferred and debt securities, including up to 10% in securities issued by master limited partnerships (MLPs). Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. The Fund may invest without limit in below investment grade securities, commonly referred to as high yield or junk bonds. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services.

The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside risk management.

During the reporting period, several holdings contributed to the Fund’s positive performance, including our financials, industrial and real estate holdings. The Fund’s holdings in the insurance and utilities sectors detracted from performance.

Top performing securities that contributed to performance included industrials holdings, Energy Transfer Equity LP (ETP). ETP is a master limited partnership owning and operating one of the largest and most diversified portfolios of energy assets in the U.S., which currently owns and operates approximately 35,000 miles of natural gas and natural gas liquids pipelines. Shares have risen sharply as a result of increased crude oil production in the U.S.

Also contributing to performance were the loans of Solar Capital Limited and Apollo Investment Corporation. Both companies are business development corporations that invest primarily in middle-market companies through senior secured loans, mezzanine loans and equity securities. Both positions enhanced returns during the reporting period due to the companies’ improved capital structure and investment prospects.

Several positions detracted from performance including Apollo Global Management. Apollo is a leading global alternative investment in private equity, credit and real estate funds invested across a core group of nine industries. During the second quarter of

6	Nuveen Investments

2014, the company reported a decline in second-quarter income as it earned less from selling its investments, which resulted in the company falling short of analysts’ expectations for two consecutive quarters. This negatively impacted the stock price.

Metro AG, a German global diversified retailer, which has the largest market share in Germany and is the fifth-largest retailer in the world measured by revenues, also detracted from performance. We sold the position after events in the Ukraine negatively impacted the company’s effort to spin off its Russian subsidiary. Our analyst felt that the spin-off had been pushed off to an indeterminate time and that the stock price may be more subject to possible geopolitical events and the effects of G7 sanctions on Russia, than company fundamentals. Without a clear catalyst, we opted to eliminate the position.

Lastly, Key Energy Services, Inc. detracted from performance. The company provides a range of well services to oil companies. Key, along with other energy stocks, performed poorly recently as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news, and a surging U.S. dollar. Furthermore, the company reported weak second quarter earnings, citing lower activity in California.

Also during the reporting period, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential. Overall, these covered call options made a modest positive contribution to performance and expired prior to the close of the reporting period.

Nuveen Investments	7

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.

Dividend Information

The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of September 30, 2014, the Fund had a positive UNII balance for tax purposes and a positive UNII balance for financial reporting purposes.

8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund is shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Flexible Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	11.64%	10.85%
Class A Shares at maximum Offering Price	6.33%	9.73%
BofA/Merrill Lynch Fixed Rate Preferred Securities Index	12.47%	8.52%
BofA/Merrill Lynch U.S. 50% Corporate & 50% High Yield Index	7.17%	8.22%
Morningstar Conservative Target Risk Index	4.23%	5.01%
Lipper Flexible Income Funds Classification Average	8.64%	8.95%

Class C Shares	10.82%	10.03%
Class I Shares	11.95%	11.15%

Since inception returns are from 12/9/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.92%	2.79%	1.64%
Net Expense Ratios	0.97%	1.72%	0.72%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 0.75% (1.25% after January 31, 2015) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2015, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Yields as of September 30, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	4.73%	4.21%	5.21%
SEC 30-Day Yield	5.43%	4.94%	5.97%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

12	Nuveen Investments

Holding

Summaries as of September 30, 2014

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen NWQ Flexible Income Fund

Fund Allocation

(% of net assets)

Common Stocks	18.0%
Exchange-Traded Funds	0.5%
Preferred Stocks	1.3%
$25 Par (or similar) Retail Preferred	55.0%
Convertible Bonds	0.7%
Corporate Bonds	11.2%
$1,000 Par (or similar) Institutional Preferred	4.5%
Investment Companies	2.0%
Short-Term Investments	2.3%
Other Assets Less Liabilities	4.5%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	23.6%
Capital Markets	17.0%
Oil, Gas & Consumable Fuels	12.3%
Insurance	7.0%
Banks	6.4%
Marine	3.7%
Diversified Financial Services	3.6%
Other Industries	19.6%
Short-Term Investments	2.3%
Other Assets Less Liabilities	4.5%

Portfolio Credit Quality

(% of Total Fixed Income)1

A	0.1%
BBB	22.7%
BB or Lower	26.4%
N/R (not rated)	32.1%
N/A (not applicable)	18.7%

Top Five Issuers

(% of net assets)

CHS Inc.	1.5%
BreitBurn Energy Partners LP	1.4%
Liberty Mutual Group, 144A	1.3%
Frontier Communications Corporation	1.3%
Seadrill Limited, 144A	1.1%

1	Includes Preferred Stocks, $25 Par (or similar) Retail Preferred, Convertible Bonds, Corporate Bonds and $1,000 Par (or similar) Institutional Preferred.

Nuveen Investments	13

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2014.

The beginning of the period is April 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,038.20	$1,034.40	$1,039.80
Expenses Incurred During Period	$4.96	$8.77	$3.68
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.21	$1,016.44	$1,021.46
Expenses Incurred During Period	$4.91	$8.69	$3.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .97%, 1.72% and .72% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14	Nuveen Investments

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen NWQ Flexible Income Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members. The meeting was subsequently adjourned to August 15, 2014 and September 19, 2014.

Nuveen NWQ Flexible Income Fund
To approve a new investment management agreement between each Trust and Nuveen Fund Advisors, LLC.
For	1,319,519
Against	38,617
Abstain	53,876
Broker Non-Votes	292,862
Total	1,704,874

To approve a new sub-advisory agreement between Nuveen Fund Advisors and each Fund’s sub-advisor(s) as follows:

c. Nuveen Fund Advisors and NWQ Investment Management Company, LLC
For	1,317,602
Against	38,683
Abstain	55,727
Broker Non-Votes	292,862
Total	1,704,874

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	1,316,552
Against	42,488
Abstain	52,971
Broker Non-Votes	292,863
Total	1,704,874

Approval of the Board Members was reached as follows:

William Adams IV
For	59,175,003
Withhold	2,100,784
Total	61,275,787

Robert P. Bremner
For	59,121,801
Withhold	2,153,986
Total	61,275,787

Nuveen Investments	15

Shareholder Meeting Report (continued)

Nuveen NWQ Flexible Income Fund
Jack B. Evans
For	59,147,095
Withhold	2,128,692
Total	61,275,787

William C. Hunter
For	59,191,022
Withhold	2,084,765
Total	61,275,787

David J. Kundert
For	59,193,641
Withhold	2,082,146
Total	61,275,787

John K. Nelson
For	59,212,655
Withhold	2,063,132
Total	61,275,787

William J. Schneider
For	59,181,920
Withhold	2,093,867
Total	61,275,787

Thomas S. Schreier, Jr.
For	59,165,769
Withhold	2,110,018
Total	61,275,787

Judith M. Stockdale
For	59,129,129
Withhold	2,146,658
Total	61,275,787

Carole E. Stone
For	59,190,175
Withhold	2,085,612
Total	61,275,787

Virginia L. Stringer
For	59,185,574
Withhold	2,090,213
Total	61,275,787

Terence J. Toth
For	59,212,772
Withhold	2,063,015
Total	61,275,787

16	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust V:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen NWQ Flexible Income Fund (one of the funds comprising Nuveen Investment Trust V) (the “Fund”) as of September 30, 2014, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. The statements of changes in net assets and the financial highlights for the periods presented through September 30, 2013 were audited by other auditors whose report dated November 26, 2013 expressed an unqualified opinion on that statement and those financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2014, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

November 26, 2014

Nuveen Investments	17

Nuveen NWQ Flexible Income Fund

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 93.2%

	COMMON STOCKS – 18.0%

	Automobiles – 0.2%

13,175	Ford Motor Company	$194,858

	Banks – 0.5%

10,050	Citigroup Inc.	520,791

	Capital Markets – 6.8%

42,800	Apollo Global Management LLC, Class A	1,020,352

64,900	Ares Capital Corporation	1,048,784

39,525	Arlington Asset Investment Corporation	1,004,330

72,775	FS Investment Corporation	783,787

70,749	Hercules Technology Growth Capital, Inc.	1,023,031

24,429	Medley Capital Corporation	288,506

72,494	PennantPark Floating Rate Capital Inc.	998,967

28,929	TCP Capital Corporation	464,889

35,550	TriplePoint Venture Growth Business Development Company Corporation	519,386
	Total Capital Markets	7,152,032

	Computers & Peripherals – 0.5%

5,000	Apple, Inc.	503,750

	Diversified Consumer Services – 1.0%

40,400	Stonemor Partners LP	1,041,916

	Diversified Financial Services – 0.5%

27,954	Compass Diversified Trust	489,475

	Energy Equipment & Services – 0.6%

138,375	Key Energy Services Inc., (2)	669,735

	Hotels, Restaurants & Leisure – 0.7%

30,100	Hilton Worldwide Holdings Inc., (2)	741,363

	Machinery – 0.4%

9,800	Woodward Governor Company	466,676

	Media – 0.5%

36,423	National CineMedia, Inc.	528,498

	Oil, Gas & Consumable Fuels – 3.1%

8,850	Energy Transfer Equity LP	545,957

30,525	LinnCo LLC	883,698

46,500	SandRidge Permian Trust	451,515

59,500	Tsakos Energy Navigation Limited	379,610

18	Nuveen Investments

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels (continued)

45,701	Whiting USA Trust II			$558,009

8,600	Williams Companies, Inc.			476,010
	Total Oil, Gas & Consumable Fuels			3,294,799

	Real Estate Investment Trust – 2.3%

36,535	Hannon Armstrong Sustainable Infrastructure Capital Inc.			504,914

163,925	New Residential Investment			955,682

38,800	Northstar Realty Finance Corporation, (2)			685,596

20,300	Retail Opportunity Investments Corporation			298,410
	Total Real Estate Investment Trust			2,444,602

	Real Estate Management & Development – 0.4%

25,190	Forestar Real Estate Group Inc., (2)			446,367

	Semiconductors & Semiconductor Equipment – 0.5%

20,375	Microsemi Corporation, (2)			517,729
	Total Common Stocks (cost $19,582,334)			19,012,591

Shares	Description (1), (4)			Value

	EXCHANGE-TRADED FUNDS – 0.5%

26,903	Yorkville High Income MLP ETF			$476,856
	Total Exchange-Traded Funds (cost $496,337)			476,856

Shares	Description (1)	Coupon	Ratings (3)	Value

	PREFERRED STOCKS – 1.3%

	Real Estate Investment Trust – 1.3%

19,177	Hospitality Properties Trust	7.125%	BB	$491,315

12,900	Kite Realty Group Trust	8.250%	N/A	340,302

18,600	Penn Real Estate Investment Trust	7.375%	N/A	481,740

790	Sunstone Hotel Investors Inc.	8.000%	N/A	21,101
	Total Preferred Stocks (cost $1,316,747)			1,334,458

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 55.0%

	Asset Backed Securities – 0.9%

11,700	Oxford Lane Capital Corporation	8.125%	N/R	$294,138

28,075	Oxford Lane Capital Corporation	7.500%	N/R	685,030
	Total Asset Backed Securities			979,168

	Banks – 4.4%

27,963	Boston Private Financial Holdings Inc.	6.950%	N/R	691,805

18,200	Citigroup Inc.	7.125%	BB+	486,486

6,950	City National Corporation	6.750%	Baa3	193,558

250	Cobank Agricultural Credit Bank, 144A, (6)	6.250%	BBB+	26,266

Nuveen Investments	19

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Coupon	Ratings (3)	Value

	Banks (continued)

2,875	Cobank Agricultural Credit Bank, (2), (6)	6.125%	BBB+	$259,648

10,500	Countrywide Capital Trust III	7.000%	Ba1	269,850

2,400	Fifth Third Bancorp.	6.625%	BB+	63,480

9,366	First Republic Bank of San Francisco	7.000%	BBB–	247,075

5,000	First Republic Bank of San Francisco	6.200%	BBB–	123,900

15,648	FNB Corporation	7.250%	Ba3	428,442

1,266	MB Financial Inc.	8.000%	N/A	34,815

9,812	Private Bancorp Incorporated	7.125%	N/A	252,659

19,412	Regions Financial Corporation	6.375%	B1	492,677

8,573	TCF Financial Corporation	7.500%	BB–	225,641

6,014	TCF Financial Corporation	6.450%	BB–	148,606

16,109	Texas Capital Bancshares	6.500%	BB+	387,260

14,111	Webster Financial Corporation	6.400%	Ba1	344,732
	Total Banks			4,676,900

	Capital Markets – 9.7%

13,500	Affiliated Managers Group Inc.	6.375%	BBB	343,980

19,117	Allied Capital Corporation	6.875%	BBB	483,660

27,211	Apollo Investment Corporation	6.875%	BBB	668,030

9,731	Apollo Investment Corporation	6.625%	BBB	241,815

300	Arlington Asset Investment Corporation	6.625%	N/R	7,314

5,147	BGC Partners Inc.	8.125%	BBB–	138,043

38,795	Capitala Finance Corporation	7.125%	N/R	979,186

23,493	Fifth Street Finance Corporation	6.125%	BBB–	572,055

9,275	Fifth Street Finance Corporation	5.875%	BBB–	228,072

14,890	Gladstone Capital Corporation	6.750%	N/R	384,013

6,775	Hercules Technology Growth Capital Incorporated	7.000%	N/R	171,814

4,000	Hercules Technology Growth Capital Incorporated	7.000%	N/A	102,000

40,500	Hercules Technology Growth Capital Incorporated	6.250%	N/R	1,000,755

13,900	JMP Group Inc.	7.250%	N/R	347,083

44,500	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	1,081,348

24,781	Medley Capital Corporation	6.125%	N/R	602,922

18,432	Morgan Stanley	7.125%	BB	496,005

20,375	MVC Capital Incorporated	7.250%	N/A	509,783

200	Saratoga Investment Corporation	7.500%	N/R	5,090

24,734	Solar Capital Limited	6.750%	BBB–	599,552

25,850	Stellus Capital Investment Corporation	6.500%	N/R	653,747

25,067	Triangle Capital Corporation	6.375%	N/A	634,446
	Total Capital Markets			10,250,713

20	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value

	Consumer Finance – 0.8%

7,000	Discover Financial Services	6.500%	BB–	$176,470

13,445	SLM Corporation, Series A	6.970%	BB	662,570
	Total Consumer Finance			839,040

	Diversified Financial Services – 2.1%

3,699	Intl FCStone Inc.	8.500%	N/R	95,286

6,556	KCAP Financial Inc.	7.375%	N/A	168,948

26,375	KKR Financial Holdings LLC	7.375%	BBB	681,003

26,590	Main Street Capital Corporation	6.125%	N/R	662,357

25,250	PennantPark Investment Corporation	6.250%	BBB–	631,755
	Total Diversified Financial Services			2,239,349

	Diversified Telecommunication Services – 0.6%

5,100	Qwest Corporation, WI/DD	6.875%	BBB–	124,236

22,523	Qwest Corporation	6.125%	BBB–	522,984
	Total Diversified Telecommunication Services			647,220

	Food Products – 1.5%

20,300	CHS Inc.	7.100%	N/A	539,980

42,900	CHS Inc.	6.725%	N/R	1,093,519
	Total Food Products			1,633,499

	Household Durables – 0.3%

12,375	Pitney Bowes Incorporated	6.700%	BBB	320,636

	Insurance – 4.5%

28,287	Argo Group US Inc.	6.500%	BBB–	677,757

8,325	Aspen Insurance Holdings Limited	7.401%	BBB–	219,947

11,142	Aspen Insurance Holdings Limited	7.250%	BBB–	290,695

9,453	Axis Capital Holdings Limited	6.875%	BBB	244,927

15,466	Endurance Specialty Holdings Limited	7.500%	BBB–	400,105

17,075	Hanover Insurance Group	6.350%	Ba1	411,337

32,768	Kemper Corporation	7.375%	Ba1	837,222

14,900	Maiden Holdings NA Limited	8.000%	BBB–	393,658

19,075	Maiden Holdings NA Limited	7.750%	BBB–	500,147

19,800	National General Holding Company, (2)	7.500%	N/R	488,664

3,440	Principal Financial Group	6.518%	BBB	87,582

10,035	Selective Insurance Group	5.875%	BBB+	243,549
	Total Insurance			4,795,590

	Marine – 2.6%

13,197	Costamare Inc.	8.500%	N/R	345,234

18,896	Costamare Inc.	7.625%	N/R	490,162

2,680	International Shipholding Corporation	9.000%	N/R	271,484

Nuveen Investments	21

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Coupon	Ratings (3)	Value

	Marine (continued)

11,300	Navios Maritime Holdings Inc.	8.750%	N/R	$286,455

18,800	Navios Maritime Holdings Inc.	8.625%	N/A	460,036

15,083	Seaspan Corporation	8.250%	N/R	399,700

19,812	Seaspan Corporation	6.375%	N/A	506,989
	Total Marine			2,760,060

	Metals & Mining – 0.5%

23,300	ArcelorMittal	6.000%	BB–	492,329

	Oil, Gas & Consumable Fuels – 6.0%

13,000	Atlas Pipeline Partners LP	8.250%	CCC+	334,100

3,900	Atlas Resource Partners LP	8.625%	N/R	96,564

18,725	BreitBurn Energy Partners LP	8.250%	N/R	473,743

8,931	Callon Petroleum Company	10.000%	N/R	479,505

10,411	Legacy Reserves LP	8.000%	N/R	261,733

17,550	Legacy Reserves LP	8.000%	N/R	432,432

20,204	Magnum Hunter Resources Corporation	8.000%	N/A	984,944

6,541	Miller Energy Resources Inc.	10.500%	N/A	162,021

24,282	Nustar Logistics Limited Partnership	7.625%	Ba2	632,303

16,890	Scorpio Tankers Inc., (2)	6.750%	N/R	422,757

26,229	Teekay Offshore Partners LP	7.250%	N/R	650,217

13,350	Tsakos Energy Navigation Limited	8.875%	N/R	347,768

15,354	Vanguard Natural Resources LLC	7.875%	N/R	391,066

20,855	Vanguard Natural Resources LLC	7.625%	N/A	516,161

4,000	Vanguard Natural Resources LLC	7.750%	N/R	99,480
	Total Oil, Gas & Consumable Fuels			6,284,794

	Real Estate Investment Trust – 19.1%

20,034	AG Mortgage Investment Trust	8.000%	N/A	484,041

42,143	American Realty Capital Properties Inc.	6.700%	N/A	974,346

26,726	Annaly Capital Management	7.625%	N/A	656,391

750	Apartment Investment & Management Company	7.000%	BB–	19,103

9,425	Apartment Investment & Management Company	6.875%	BB–	241,751

15,767	Apollo Commercial Real Estate Finance	8.625%	N/A	409,311

20,756	Apollo Residential Mortgage Inc.	8.000%	N/A	504,371

19,300	Arbor Realty Trust Incorporated	7.375%	N/R	470,534

13,200	Arbor Realty Trust Incorporated	8.500%	N/A	330,000

9,825	Arbor Realty Trust Incorporated	8.250%	N/R	240,123

6,861	Ashford Hospitality Trust Inc.	9.000%	N/A	186,208

29,225	Campus Crest Communities	8.000%	N/R	732,086

20,725	Capstead Mortgage Corporation	7.500%	N/R	500,509

13,937	CBL & Associates Properties Inc.	7.375%	BB	355,394

22	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value

	Real Estate Investment Trust (continued)

19,001	Cedar Shopping Centers Inc., Series A	7.250%	N/A	$496,876

10,393	Chesapeake Lodging Trust	7.750%	N/A	271,257

25,405	Colony Financial Inc.	8.500%	N/R	684,411

11,814	Colony Financial Inc., (2)	7.500%	N/R	289,455

10,436	Coresite Realty Corporation	7.250%	N/A	266,014

5,802	CYS Invsetments Inc.	7.750%	N/A	140,118

5,150	CYS Invsetments Inc.	7.500%	N/R	119,995

16,014	DDR Corporation	6.500%	Baa3	404,193

28,668	Digital Realty Trust Inc.	7.375%	Baa3	746,801

20,975	Dupont Fabros Technology	7.875%	Ba2	543,462

9,025	Dynex Capital inc.	8.500%	N/A	225,264

11,380	EPR Properties Inc.	6.625%	Baa3	284,159

1,600	Equity Commonwealth	7.250%	Ba1	41,168

14,200	First Potomac Realty Trust	7.750%	N/R	369,342

10,443	Hatteras Financial Corporation	7.625%	N/A	247,499

9,582	Hersha Hospitality Trust	6.875%	N/R	247,695

7,398	Inland Real Estate Corporation	8.125%	N/R	194,641

8,490	Invesco Mortgage Capital Inc.	7.750%	N/A	206,137

33,325	Invesco Mortgage Capital Inc.	7.750%	N/R	827,793

21,301	MFA Financial Inc.	8.000%	N/A	559,151

12,117	MFA Financial Inc.	7.500%	N/A	288,869

7,733	New York Mortgage Trust Inc.	7.750%	N/R	184,664

9,089	Northstar Realty Finance Corporation	8.875%	N/A	230,861

18,500	Northstar Realty Finance Corporation, (2)	8.750%	N/R	466,755

18,612	Northstar Realty Finance Corporation	8.250%	N/R	466,603

4,284	Pebblebrook Hotel Trust	8.000%	N/R	113,483

8,725	Penn Real Estate Investment Trust	8.250%	N/A	230,776

5	PS Business Parks, Inc.	6.875%	Baa2	128

1,713	PS Business Parks, Inc.	6.450%	Baa2	43,425

1,160	Rait Financial Trust	8.375%	N/R	28,826

15,732	Rait Financial Trust	7.750%	N/R	381,029

19,080	Rait Financial Trust	7.625%	N/R	457,157

16,900	Rait Financial Trust	7.125%	N/A	416,585

37,950	Resource Capital Corporation	8.625%	N/R	908,142

19,276	Retail Properties of America	7.000%	N/A	502,718

9,045	Sabra Health Care Real Estate Investement Trust	7.125%	B2	232,276

9,363	Senior Housing Properties Trust	5.625%	BBB–	220,031

11,797	STAG Industrial Inc.	6.625%	BB	291,976

7,050	Strategic Hotel Capital Inc., Series B	8.250%	N/R	177,660

Nuveen Investments	23

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	September 30, 2014

Shares	Description (1)	Coupon		Ratings (3)	Value

	Real Estate Investment Trust (continued)

12,973	Summit Hotel Properties Inc.	7.875%		N/A	$348,974

5,559	Sun Communities Inc.	7.125%		N/R	143,533

1,143	Taubman Centers Incorporated, Series K	6.250%		N/R	28,644

13,425	UMH Properties Inc.	8.250%		N/R	351,735

13,202	Urstadt Biddle Properties	7.125%		N/A	340,084

425	Winthrop Realty Trust Inc.	7.750%		N/A	11,084
	Total Real Estate Investment Trust				20,135,617

	Real Estate Management & Development – 0.6%

23,843	Kennedy–Wilson Inc.	7.750%		BB–	605,374

	Thrifts & Mortgage Finance – 0.7%

13,614	Astoria Financial Corporation	6.500%		Ba2	331,365

13,950	Everbank Financial Corporation	6.750%		N/A	345,262

3,265	Federal Agricultural Mortgage Corporation	6.875%		N/R	82,898
	Total Thrifts & Mortgage Finance				759,525

	U.S. Agency – 0.2%

2,250	Farm Credit Bank of Texas, 144A, (6)	6.750%		Baa1	235,969

	Wireless Telecommunication Services – 0.5%

19,782	United States Cellular Corporation	6.950%		Baa3	500,485
	Total $25 Par (or similar) Retail Preferred (cost $57,641,151)				58,156,268

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.7%

	Oil, Gas & Consumable Fuels – 0.7%

$750	DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	$740,625
$750	Total Convertible Bonds (cost $707,121)				740,625

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 11.2%

	Banks – 0.6%

$550	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	$577,775

	Capital Markets – 0.4%

400	Prosepect Capital Corporation	5.875%	3/15/23	BBB	416,657

	Commercial Services & Supplies – 0.5%

475	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	473,813

	Diversified Financial Services – 1.0%

550	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	562,375

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity		Ratings (3)	Value

	Diversified Financial Services (continued)

$544	Jefferies Finance LLC Corporation, 144A	6.875%	4/15/22		B1	$535,840
1,094	Total Diversified Financial Services					1,098,215

	Diversified Telecommunication Services – 0.6%

620	US West Communications Company	6.875%	9/15/33		BBB–	618,722

	Energy Equipment & Services – 1.4%

975	McDermott International Inc., 144A	8.000%	5/01/21		BB	953,063

525	NGPL PipeCo LLC, 144A	9.625%	6/01/19		B–	556,500
1,500	Total Energy Equipment & Services					1,509,563

	Marine – 1.1%

600	Global Ship Lease Inc., 144A	10.000%	4/01/19		B	625,500

275	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21		B+	265,375

325	Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19		N/R	318,500
1,200	Total Marine					1,209,375

	Oil, Gas & Consumable Fuels – 2.5%

1,030	Breitburn Energy Partners LP	7.875%	4/15/22		B–	1,042,875

50	Key Energy Services Inc.	6.750%	3/01/21		BB–	48,125

300	Legacy Reserves LP Finance Corporation, 144A	6.625%	12/01/21		B	294,000

75	Linn Energy LLC Finance Corporation	6.500%	9/15/21		B1	73,125

1,225	Seadrill Limited, 144A	6.625%	9/15/20		N/R	1,142,924
2,680	Total Oil, Gas & Consumable Fuels					2,601,049

	Real Estate Investment Trust – 0.9%

996	Iron Mountain Inc.	5.750%	8/15/24		B1	977,325

	Real Estate Management & Development – 0.9%

950	Forestar USA Real Estate Group Inc., 144A	8.500%	6/01/22		BB–	973,750

	Wireless Telecommunication Services – 1.3%

75	Frontier Communications Corporation	7.125%	1/15/23		BB	76,500

1,150	Frontier Communications Corporation	7.625%	4/15/24		BB	1,193,124

125	Frontier Communications Corporation	6.875%	1/15/25		BB	123,438
1,350	Total Wireless Telecommunication Services					1,393,062
$11,815	Total Corporate Bonds (cost $12,056,730)					11,849,306

Principal Amount (000)	Description (1)	Coupon	Maturity		Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 4.5%

	Banks – 0.9%

$100	General Electric Capital Corporation	6.250%	N/A	(5)	A+	$107,750

350	JP Morgan Chase & Company	7.900%	N/A	(5)	BBB–	378,877

150	JPMorgan Chase & Company	6.100%	N/A	(5)	BBB–	148,313

Nuveen Investments	25

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity		Ratings (3)	Value

	Banks (continued)

$300	Zions Bancorporation	7.200%	N/A	(5)	BB–	$316,500
900	Total Banks					951,440

	Capital Markets – 0.1%

125	Morgan Stanley	5.450%	N/A	(5)	BB	124,063

	Consumer Finance – 1.0%

1	Ally Financial Inc., 144A	7.000%	N/A	(5)	B–	1,000,938

	Insurance – 2.5%

1,200	Liberty Mutual Group, 144A	7.800%	3/07/87		Baa3	1,411,496

375	National Financial Services Inc.	6.750%	5/15/67		Baa2	393,750

300	StanCorp Financial Group Inc.	6.900%	6/01/67		BBB–	310,500

18	Symetra Financial Corporation, 144A	8.300%	10/15/37		BBB–	18,900

530	XL Capital Ltd	6.500%	N/A	(5)	BBB	512,775
2,423	Total Insurance					2,647,421
$3,449	Total $1,000 Par (or similar) Institutional Prefered (cost $4,640,478)					4,723,862

Shares	Description (1), (4)					Value

	INVESTMENT COMPANIES – 2.0%

7,850	AllianceBernstein Global High Income Fund					$106,760

63,047	Ares Dynamic Credit Allocation Fund					1,074,321

27,278	Cushing Royalty and Income Fund					489,913

99,293	MFS Intermediate Income Trust					497,458
	Total Investment Companies (cost $2,286,366)					2,168,452
	Total Long-Term Investments (cost $98,727,264)					98,462,418

Principal Amount (000)	Description (1)	Coupon	Maturity			Value

	SHORT-TERM INVESTMENTS – 2.3%

	REPURCHASE AGREEMENTS – 2.3%

$2,470	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/14, repurchase price $2,469,946, collateralized by $2,530,000 U.S. Treasury Notes, 1.750%, due 9/30/19, value $2,523,675	0.000%	10/01/14			$2,469,946
	Total Short–Term Investments (cost $2,469,946)					2,469,946
	Total Investments (cost $101,197,210) – 95.5%					100,932,364
	Other Assets Less Liabilities – 4.5%					4,771,480
	Net Assets – 100%					$105,703,844

26	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	A copy of the most recent financial statements for the exchange-traded funds and the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(5)	Perpetual security. Maturity date is not applicable.

(6)	For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

N/A	Not applicable.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of

Assets and Liabilities	September 30, 2014

Assets
Long-term investments, at value (cost $98,727,264)	$98,462,418
Short-term investments, at value (cost approximates value)	2,469,946
Cash	73,350
Receivable for:
Dividends	403,103
Interest	353,796
Investments sold	3,364,396
Reclaims	2,600
Shares sold	1,617,082
Other assets	752
Total assets	106,747,443
Liabilities
Payable for:
Dividends	4,084
Investments purchased	836,009
Shares redeemed	67,531
Accrued expenses:
Management fees	29,425
Trustees fees	429
12b-1 distribution and service fees	21,181
Other	84,940
Total liabilities	1,043,599
Net assets	$105,703,844
Class A Shares
Net assets	$78,393,920
Shares outstanding	3,567,886
Net asset value (“NAV”) per share	$21.97
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$23.07
Class C Shares
Net assets	$6,731,655
Shares outstanding	306,959
NAV and offering price per share	$21.93
Class I Shares
Net assets	$20,578,269
Shares outstanding	935,469
NAV and offering price per share	$22.00
Net assets consist of:
Capital paid-in	$105,645,033
Undistrubuted (Over-distribution of) net investment income	277,046
Accumulated net realized gain (loss)	46,611
Net unrealized appreciation (depreciation)	(264,846)
Net assets	$105,703,844
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of

Operations	Year Ended September 30, 2014

Dividend and Interest Income (net of foreign tax withheld of $3,211)	$3,760,709
Expenses
Management fees	406,941
12b-1 service fees – Class A Shares	83,901
12b-1 distribution and service fees – Class C Shares	49,898
Shareholder servicing agent fees and expenses	74,121
Custodian fees and expenses	35,174
Trustees fees and expenses	1,892
Professional fees	32,661
Shareholder reporting expenses	69,285
Federal and state registration fees	60,178
Other expenses	5,250
Total expenses before fee waiver/expense reimbursement	819,301
Fee waiver/expense reimbursement	(278,169)
Net expenses	541,132
Net investment income (loss)	3,219,577
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	119,232
Options written	3,131
Change in net unrealized appreciation (depreciation) of investments	1,736,868
Net realized and unrealized gain (loss)	1,859,231
Net increase (decrease) in net assets from operations	$5,078,808

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of

Changes in Net Assets

	Year Ended 9/30/14	Year Ended 9/30/13
Operations
Net investment income (loss)	$3,219,577	$931,230
Net realized gain (loss) from:
Investments	119,232	(182,174)
Options written	3,131	942
Changes in net unrealized appreciation (depreciation) of investments	1,736,868	(2,145,610)
Net increase (decrease) in net assets from operations	5,078,808	(1,395,612)
Distributions to Shareholders
From net investment income:
Class A	(1,672,233)	(419,497)
Class C	(214,778)	(98,909)
Class I	(971,107)	(374,583)
From accumulated net realized gains:
Class A	—	(46,028)
Class C	—	(21,236)
Class I	—	(49,156)
Decrease in net assets from distributions to shareholders	(2,858,118)	(1,009,409)
Fund Share Transactions
Proceeds from sale of shares	77,786,964	46,291,042
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,693,790	768,898
	80,480,754	47,059,940
Cost of shares redeemed	(16,441,248)	(7,460,835)
Net increase (decrease) in net assets from Fund share transactions	64,039,506	39,599,105
Net increase (decrease) in net assets	66,260,196	37,194,084
Net assets at the beginning of period	39,443,648	2,249,564
Net assets at the end of period	$105,703,844	$39,443,648
Undistributed (Over-distribution of) net investment income at the end of period	$277,046	$29,468

See accompanying notes to financial statements.

30	Nuveen Investments

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Nuveen Investments	31

Financial

Highlights

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/09)
2014	$20.70	$1.23	$1.13	$2.36	$(1.09)	$—	$(1.09)	$21.97
2013	22.41	1.14	(0.85)	0.29	(1.18)	(0.82)	(2.00)	20.70
2012	21.22	1.21	2.56	3.77	(1.21)	(1.37)	(2.58)	22.41
2011	22.59	1.22	(0.37)	0.85	(1.43)	(0.79)	(2.22)	21.22
2010(d)	20.00	1.07	2.38	3.45	(0.86)	—	(0.86)	22.59
Class C (12/09)
2014	20.66	1.05	1.15	2.20	(0.93)	—	(0.93)	21.93
2013	22.37	0.98	(0.86)	0.12	(1.01)	(0.82)	(1.83)	20.66
2012	21.19	1.05	2.55	3.60	(1.05)	(1.37)	(2.42)	22.37
2011	22.55	1.06	(0.37)	0.69	(1.26)	(0.79)	(2.05)	21.19
2010(d)	20.00	0.94	2.37	3.31	(0.76)	—	(0.76)	22.55
Class I (12/09)
2014	20.72	1.26	1.17	2.43	(1.15)	—	(1.15)	22.00
2013	22.42	1.24	(0.88)	0.36	(1.24)	(0.82)	(2.06)	20.72
2012	21.23	1.28	2.55	3.83	(1.27)	(1.37)	(2.64)	22.42
2011	22.60	1.28	(0.37)	0.91	(1.49)	(0.79)	(2.28)	21.23
2010(d)	20.00	1.12	2.37	3.49	(0.89)	—	(0.89)	22.60

32	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

11.64%	$78,394	1.45%		5.20%		0.97%		5.69%		80%
1.21	17,635	1.92		4.47		0.97		5.42		47
19.24	560	4.52		2.07		0.97		5.62		85
3.78	531	2.78		3.70		0.98		5.51		76
17.46	565	3.61	*	3.55	*	0.99	*	6.17	*	53

10.82	6,732	2.20		4.38		1.72		4.87		80
0.45	4,555	2.79		3.56		1.72		4.63		47
18.32	559	5.27		1.32		1.72		4.87		85
3.05	530	3.53		2.95		1.73		4.76		76
16.74	564	4.36	*	2.80	*	1.74	*	5.41	*	53

11.95	20,578	1.21		5.35		0.72		5.84		80
1.53	17,254	1.64		5.00		0.72		5.92		47
19.53	1,130	3.59		3.08		0.72		5.94		85
4.05	531	2.53		3.95		0.73		5.76		76
17.68	565	3.36	*	3.80	*	0.74	*	6.42	*	53

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 9, 2009 (commencement of operations) through September 30, 2010.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Fund’s investment management agreement and investment sub-advisory agreement, Fund shareholders were asked to approve a new investment management agreement with the Adviser and new investment sub-advisory agreement with the Fund’s sub-adviser. These new agreements were approved by shareholders of each of the Fund, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to the Fund’s Adviser and NWQ, are substantially identical to those of the investment management agreement and investment sub-advisory agreement in place immediately prior to the closing.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income producing securities. The Fund invests at least 65% of its net assets in preferred and debt securities. Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services. The Fund may invest without limit in below-investment-grade securities, commonly referred to as “high yield” or “junk bonds.” The Fund may invest up to 35% of its net assets in equity securities other than preferred securities, including common stocks, convertible securities, depositary receipts and other types of securities with equity characteristics. The Fund may write covered call options on equity securities to generate additional income. In addition, to manage market risk and credit risk in its portfolio, the Fund may make short sales of equity securities and may enter into credit default swap agreements. The Fund’s short sales may equal up to 10% of the value of the Fund’s net assets. The Fund may use all or a portion of the proceeds of its short sales to purchase additional portfolio securities. The Fund’s investments may include in debt securities, preferred units and common units issued by master limited partnerships (“MLPs”), provided that the Fund may not invest more than 10% of its net assets in common units of MLPs. The Fund may invest up to 50% of its net assets in dollar-denominated securities issued by non-U.S. companies.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

34	Nuveen Investments

As of September 30, 2014, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$73,350

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	35

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The exchange-traded funds in which the Fund invests, are valued at the last sales price on the securities exchange on which such securities are primarily traded. These securities are generally classified as Level 1. Investments in investment companies are valued at their respective NAV on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

36	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$19,012,591	$—		$—	$19,012,591
Exchange-Traded Funds	476,856	—		—	476,856
Preferred Stocks	1,334,458	—		—	1,334,458
$25 Par (or similar) Retail Preferred	57,634,385	521,883	**	—	58,156,268
Convertible Bonds	—	740,625		—	740,625
Corporate Bonds	—	11,849,306		—	11,849,306
$1,000 Par (or similar) Institutional Preferred	—	4,723,862		—	4,723,862
Investment Companies	2,168,452	—		—	2,168,452
Short-Term Investments:
Repurchase Agreements	—	2,469,946		—	2,469,946
Total	$80,626,742	$20,305,622		$—	$100,932,364
*	Refer to the Fund’s Portfolio of Investments for industry classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for breakdown of securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$2,469,946	$(2,469,946)	$—
*	As of September 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments	37

Notes to Financial Statements (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended September 30, 2014, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential. These options expired prior to the close of this reporting period. The average notional amount of outstanding options written during the fiscal year ended September 30, 2014, was as follows:

Average notional amount of outstanding options written*	$(41,480)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options contracts on the Statement of Operations during the fiscal year ended September 30, 2014, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$3,131	$—

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

38	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 9/30/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,164,582	$69,387,499	1,010,751	$22,136,245
Class C	155,160	3,395,233	240,287	5,222,451
Class I	228,890	5,004,232	868,652	18,932,346
Shares issued to shareholders due to reinvestment of distributions:
Class A	74,665	1,632,932	19,204	410,767
Class C	8,612	185,702	3,342	71,144
Class I	40,477	875,156	13,554	286,987
	3,672,386	80,480,754	2,155,790	47,059,940
Shares redeemed:
Class A	(523,378)	(11,185,237)	(202,938)	(4,331,790)
Class C	(77,332)	(1,649,645)	(48,110)	(1,011,022)
Class I	(166,569)	(3,606,366)	(99,946)	(2,118,023)
	(767,279)	(16,441,248)	(350,994)	(7,460,835)
Net increase (decrease)	2,905,107	$64,039,506	1,804,796	$39,599,105

5. Investment Transactions

Long-term purchases and sales (including maturities, but excluding transactions) during the fiscal year ended September 30, 2014, aggregated $102,138,513 and $44,368,618, respectively.

Transactions in options written during the fiscal year ended September 30, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	61	3,131
Options expired	(61)	(3,131)
Options outstanding, end of period	—	$—

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of September 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$101,079,229
Gross unrealized:
Appreciation	$1,420,331
Depreciation	(1,567,196)
Net unrealized appreciation (depreciation) of investments	$(146,865)

Nuveen Investments	39

Notes to Financial Statements (continued)

Permanent differences, primarily due to bond premium amortization adjustments, foreign currency transactions, complex securities character adjustments and investments in partnerships, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2014, the Fund’s tax year end, as follows:

Capital paid-in	$—
Undistributed (Over-distribution of) net investment income	(113,881)
Accumulated net realized gain (loss)	113,881

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2014, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1,2]	$704,119
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2014 through September 30, 2014 and paid on October 1, 2014.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2014 and September 30, 2013, was designated for purposes of the dividends paid deduction as follows:

2014
Distributions from net ordinary income[2]	$2,611,503
Distributions from net long-term capital gains	—

2013
Distributions from net ordinary income[2]	$759,496
Distributions from net long-term capital gains	82,512
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2014, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$74,444

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

40	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2014, the complex-level fee rate for the Fund was 0.1646%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .75% through January 31, 2015 (1.25% after January 31, 2015), of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended September 30, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$134,211
Paid to financial intermediaries (Unaudited)	120,689

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$43,318

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2014, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$29,539

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2014, as follows:

CDSC retained (Unaudited)	$2,098

Nuveen Investments	41

Notes to Financial Statements (continued)

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that the Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Fund’s financial statements or footnote disclosures.

9. Subsequent Event

Purchase and Sale Agreement

As previously described in Note 1 – General Information and Significant Accounting Policies, Purchase and Sale Agreement, on October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen and a new investment management agreement and new sub-advisory agreement have been approved by shareholders of the Fund and went into effect on October 1, 2014.

42	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

NWQ Investment Management

Company, LLC

2049 Century Park East

Los Angeles, CA 90097

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm* KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

*   During the fiscal period ended September 30, 2014, the Board Trustees of the Fund, upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered accounting firm to the Fund replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014 as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s report on the Fund for the two most recent fiscal periods ended September 30, 2013 and September 30, 2012, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended September 30, 2013 and September 30, 2012, for the Fund and for the period October 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements.

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% QDI	32%
% DRD	29%

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	43

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch U.S. Corporate Index: An unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

BofA/Merrill Lynch U.S. High Yield Master II Index: An index that tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

BofA/Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch U.S. 50% Corporate & 50% High Yield Index: An index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Morningstar Conservative Target Risk Index: An index that seeks to represent a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek below-average exposure to equity market risk and returns. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

44	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	199
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	199
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	199

Nuveen Investments	45

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	199
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	199
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	199
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	199
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	199

46	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	199
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	199

Nuveen Investments	47

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	200
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	200
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	200

48	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	200
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	200
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	200
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	200
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	106

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	49

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Trustees of the Fund (the “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the Fund and determining whether to approve or continue the Fund’s advisory agreement (the “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (the “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and NWQ Investment Management Company, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Nuveen funds. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate the Original Investment Management Agreement and the Original Sub-Advisory Agreement. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Fund. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved a new advisory agreement (the “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Fund); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Fund and the Fund Advisers including, among other things: the nature, extent and quality of services provided by

50	Nuveen Investments

each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of the Fund’s performance (including performance comparisons against the performance of a peer group and appropriate benchmark); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made a site visit to certain teams of the Sub-Adviser in October 2013.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify

Nuveen Investments	51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Fund, and the Sub-Adviser generally provides the portfolio advisory services to the Fund under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Fund and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Fund. In reviewing the portfolio advisory services provided to the Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or the Fund

52	Nuveen Investments

and Fund performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Fund. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Fund’s service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreement and the New Sub-Advisory Agreement, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Fund; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement. Similarly, the terms of the New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement and the New Sub-Advisory Agreement are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Nuveen Investments	53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Fund and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and its investment team. In considering the Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its benchmark. Accordingly, the Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with a recognized and/or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks) for the quarter, one- and three-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

54	Nuveen Investments

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

In considering the performance data of the Fund, the Independent Board Members noted that the Fund had satisfactory performance compared to its peers, performing in the second or third quartile over various periods.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of the Fund, the Board considered that the portfolio investment personnel responsible for the management of the Fund’s portfolio were expected to continue to manage the portfolio following the completion of the Transaction and the investment strategies of the Fund were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund, reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Fund had a net management fee and a net expense ratio (including fee waivers and expense reimbursements) that were below the respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Fund compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Fund (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the

Nuveen Investments	55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New

56	Nuveen Investments

Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. The Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and its shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

Nuveen Investments	57

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the new investment management agreements or the new sub-advisory agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved an interim advisory agreement (the “Interim Investment Management Agreement”) between the Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, the Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of the Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement and the Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement and the Original Sub-Advisory Agreement, respectively.

58	Nuveen Investments

Notes

Nuveen Investments	59

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen
Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset
Management, NWQ Investment Management Company, Santa Barbara
Asset Management, Tradewinds Global Investors, Winslow Capital
Management, and Gresham Investment Management. In total, Nuveen
Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NFI-0914P        4522-INV-Y11/15

Mutual Funds

Nuveen Commodity Strategy Funds

Annual Report September 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX
Nuveen Gresham Long/Short Commodity Strategy Fund	NGSAX	NGSCX	NGSIX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 21, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Gresham Diversified Commodity Strategy Fund

Nuveen Gresham Long/Short Commodity Strategy Fund

These Funds are managed by Nuveen Fund Advisors, LLC, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Funds’ sub-advisers are Gresham Investment Management LLC, acting through its Near Term Active division (Gresham), and Nuveen Asset Management, LLC (Nuveen Asset Management), each of which is an affiliate of Nuveen. Susan Wager and Randy Migdal from Gresham manage the Funds’ commodity investments and Douglas M. Baker, CFA, from Nuveen Asset Management manages the Funds’ fixed income investments. They have each managed the Funds since their inceptions on July 30, 2012.

Here the portfolio managers review general market conditions and trends, key strategies and the performance of the Funds for the twelve-month reporting period ended September 30, 2014.

What were the general market conditions and trends during the twelve-month reporting period ended September 30, 2014?

During this reporting period, the U.S. economy continued its growth at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting (following the end of this reporting period), the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer-run goal. However, if economic data shows faster progress toward the Fed’s employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the target range since 2006 could occur sooner than expected.

In the third quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 3.5% annual rate, compared with -2.1% in the first quarter of 2014 and 4.6% in the second quarter. Third-quarter growth was attributed in part to a surge in exports and a major increase in military spending. The Consumer Price Index (CPI) rose 1.7% year-over-year as of September 2014, while the core CPI (which excludes food and energy) also increased 1.7% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of September 2014, the national unemployment rate was 5.9%, the lowest level since July 2008, down from the 7.2% reported in September 2013, but still above levels that would provide consistent support for optimal GDP growth. The housing market continued to post gains, although price growth showed some signs of deceleration. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.6% for the twelve months ended August 2014 (most recent data available at the time this report was prepared), raising home prices to fall 2004 levels, although they continued to be down 16%-17% from their mid-2006 peak.

During the early part of this reporting period, widespread uncertainty about the future of the Fed’s quantitative easing program and Congress’s failure to reach an agreement on the Fiscal 2014 federal budget contributed to increased volatility in the financial

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

markets. On October 1, 2013, the start date for Fiscal 2014, the lack of a resolution on spending cuts intended to address the federal budget deficit triggered sequestration, or a program of automatic spending cuts, and the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014 and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.) In this unsettled environment, the Treasury market traded off, the municipal market followed suit, and spreads widened as investor concern grew, prompting selling by bondholders across the fixed income markets.

The commodity market ended the period down 6.58%, as measured by the Bloomberg Commodity Index (previously known as the Dow Jones-UBS Commodity IndexSM prior to July 1, 2014). After finishing 2013 slightly lower, commodities rallied in the first quarter of 2014. Extreme cold in North America buoyed the prices of natural gas, wheat and livestock futures, while record heat and drought in South America lifted coffee and sugar prices. In March, tension between Russia and Ukraine began to threaten energy stability in Europe and the supply of some grains and industrial metals.

As weather extremes moderated in the summer months, the prices of agriculture and other soft commodities eased from their earlier highs. Geopolitical risks remained elevated for the oil sector, with the Russia-Ukraine conflict escalating, the Islamic State of Syria (ISIS or ISIL) seizing territory in Iraq, and oil supply disruptions in Nigeria, Libya, South Sudan, among other areas. In April and May, China announced mini-stimulus measures and capital market reforms, bolstering industrial metals prices. Against this backdrop, the broad commodity market traded flat in the second quarter of 2014.

Volatility increased markedly in the final months of the reporting period. All six commodity groups in the Bloomberg Commodity Index trended downward in the third quarter of 2014. With the Fed stimulus program set to end in October and economic growth continuing, anticipation of the Fed’s first rate hike prompted a rally in the dollar. Because most commodities are priced in dollars, a stronger dollar makes commodities more expensive, which softens demand and puts downward pressure on commodity prices.

At the same time, raw materials demand from China looked likely to weaken further amid disappointing economic news and the unveiling of another stimulus measure to prop up banks. Additionally, fears about surplus conditions for energy and grain commodities further weighed on prices. Stronger crude oil production in North America and fewer supply disruptions in the Middle East and North Africa contributed to a supply glut. Near-perfect growing conditions in the U.S. were expected to yield bumper crops for corn and soybeans.

For the reporting period overall, the livestock group had the only positive return in the Bloomberg Commodity Index. The foods and fibers group was down moderately, while agriculture and precious metals sustained double-digit losses. Energy and industrial metals were relatively flat for the reporting period.

How did the Funds perform during the twelve-month reporting period ended September 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year and since inception periods ending September 30, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Bloomberg Commodity Index (the “Index”) (previously known as the Dow Jones-UBS Commodity IndexSM prior to July 1, 2014) and Lipper classification average.

What strategies were used to manage the Funds during the twelve-month reporting period September 30, 2014 and how did these strategies influence performance?

Nuveen Gresham Diversified Commodity Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Bloomberg Commodity Index and underperformed its Lipper classification average for the twelve-month reporting period ended September 30, 2014.

Gresham has developed an investment strategy intended to provide the Fund with exposure to the commodities asset class through a broad portfolio of futures contracts on physical commodities. Commodities have historically offered investors a hedge against rising inflation and diversification across economic cycles, potentially improving the efficiency of portfolios holding traditional equity and fixed income assets. The Fund’s investment strategy has two elements which include a portfolio of exchange-traded commodity

6	Nuveen Investments

futures contracts providing long-only exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, the volume of international trade and futures contract liquidity, with limits on portfolio concentration in individual commodities and groups. Once portfolio weights are determined, positions in individual futures contracts are actively managed by Gresham’s seasoned team of portfolio managers and traders, who seek the best opportunities from the available points on the futures contract curve for each commodity, and the most favorable timing of contract purchases and sales.

During the reporting period, on an absolute basis, the Fund’s portfolio outperformed the Index in the livestock, agriculture and precious metals groups, but underperformed in energy, industrial metals and foods and fibers.

The Fund’s lead over the Index in the livestock group was primarily driven by favorable contract selection in lean hogs futures, which helped the Fund’s lean hogs position achieve a significant gain over the Index’s position during the reporting period. In the agriculture group, as grouped by Gresham, all of the commodities ended the reporting period lower in both the Fund and the Index. However, the Fund’s underweight in the group helped reduce its exposure to falling prices, resulting in modest outperformance for the Fund. Weighting differences also helped the Fund outperform the Index in the precious metals group. Although the Fund began the reporting period with an overweight in precious metals, a reallocation in early 2014 resulted in an underweight for the remainder of the reporting period. As precious metals prices declined overall, the underweight was beneficial to relative performance.

The Fund’s relative performance in the energy group was disappointing. In the first half of the reporting period, natural gas prices rallied strongly when demand for heating during the U.S. polar vortex exceeded expectations. Although the Fund’s natural gas position registered positive results, it fell short of the Index’s gain because the Fund held an underweight position. The Fund’s overweight in industrial metals also detracted from relative returns, as the group suffered a decline amid an uncertain outlook for Chinese demand. In the foods and fibers group, as grouped by Gresham, the Fund’s lower weight in Arabica coffee futures reduced its exposure to the significant rally in Arabica prices during the reporting period. As a result, the Fund’s coffee position lagged that of the Index.

Nuveen Gresham Long/Short Commodity Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Commodity Index and its Lipper classification average, but underperformed the Barclay BTOP50 Index for the twelve-month reporting period ended September 30, 2014.

In managing the Fund, Gresham invests in futures contracts of major commodities through a momentum strategy, seeking to take advantage of the market dynamics of rising and falling trends in prices to provide an attractive return. Because the Fund takes long and short positions, its performance will usually differ from the overall commodity market, causing it to underperform in comparison to commodity funds when commodities’ performance is strong across the board, or, as in this reporting period, allowing it to outperform when commodities as a whole are performing poorly. The Fund’s investment strategy has two elements which include a portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, volume of international trade and futures contract liquidity, with limits on portfolio concentration from individual commodities and groups. After the determination of commodities and portfolio weights, the Fund takes long positions in commodities showing rising price trends, and sells short those commodities where prices have persistently fallen, relying on the six-month moving average of a commodity’s price as a reference point to determine trends. (Long portfolio positions benefit when prices are rising, while short positions benefit when prices are falling.)

At the end of the reporting period, the Fund was short in all agricultural and precious metals commodities, flat and short in all energy commodities and held a mix of long and short positions in the other three commodity groups. Flat means that instead of shorting a futures contract when market signals dictate, the Fund will not have a futures contract position for that commodity, and will instead

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

move that position to cash. In comparison, the Index holds only long positions. During the reporting period, the Fund outperformed the Index on an absolute basis in all commodity groups except industrial metals and foods and fibers.

The Fund’s long/short strategy, which is designed to seek attractive returns in both rising and falling markets, provided an effective hedge against the period’s volatility. Agriculture, as grouped by Gresham, was the weakest-performing commodity group in the Index, but the best performing position in the Fund. By the end of the reporting period, the Fund had flipped all of its agriculture positions to short, which was beneficial to performance as grain prices continued to decline.

The Fund’s performance also outpaced the Index’s in the livestock group. The Fund was generally long in both live cattle and lean hogs futures as prices rallied, then switched to a short position in lean hogs when prices retreated in the final months of the reporting period, which was advantageous to relative performance. Additionally, the Fund’s exposure to price appreciation in feeder cattle futures, which are not represented in the Index, also boosted relative results.

The Fund’s energy position modestly outperformed the Index’s, as favorable long/short positioning in the Fund’s natural gas position boosted performance. The Fund was long natural gas during price increases earlier in the reporting period, then moved to short in June and flat in mid-August as natural gas prices declined during the summer and early fall, when temperatures in the U.S. remained moderate and weather forecasts called for a relatively mild fall.

In the industrial metals and foods and fibers groups, however, the Fund did not fare so well. The Fund’s positions in copper, zinc and a small allocation to lead (which is not represented in the Index) underperformed the same positions in the Index.

Within the foods and fibers group, as grouped by Gresham, the Fund’s coffee position sustained a double-digit loss, compared to a significant rally in the Index’s position. The Fund’s long position in the second quarter was detrimental as price eased from earlier highs. In the third quarter, a choppy trading environment caused excess flipping activity. Flipping activity occurs when commodity prices trend sideways and the Fund switches from long to short (or flat in the case of energy) or vice versa. In seeking to outperform and get ahead of the Index, the Fund experienced excess flipping (whereas the Index remained long only) in coffee, which adversely affected relative returns during the reporting period. Finally, the Fund’s coffee position is diversified between Arabica and Robusta coffee, but the Index only holds Arabica. As such, the Fund’s reduced exposure to Arabica’s rally also dampened relative performance.

8	Nuveen Investments

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change, which may subject the Funds to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Funds have a significant portion of their assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Funds. More information on these risks, as well as information on other risks to which the Funds are subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary and tax risks, are included in the Funds’ prospectus.

Short Selling Risk: As a result of short selling risk, the Nuveen Gresham Long/Short Commodity Strategy Fund bears the risk of unlimited loss on contracts it sells short.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(6.48)%	(7.17)%
Class A Shares at maximum Offering Price	(11.85)%	(9.67)%
Bloomberg Commodity Index	(6.58)%	(8.94)%
Lipper Commodities General Funds Classification Average	(5.91)%	(7.31)%

Class C Shares	(6.96)%	(7.77)%
Class I Shares	(6.07)%	(6.85)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.07%	3.58%	2.62%
Net Expense Ratios	1.32%	2.07%	1.07%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Long/Short Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	4.16%	(1.50)%
Class A Shares at maximum Offering Price	(1.83)%	(4.15)%
Bloomberg Commodity Index	(6.58)%	(8.94)%
Barclay BTOP50 Index	5.27%	(0.12)%
Lipper Commodities General Funds Classification Average	(5.91)%	(7.31)%

Class C Shares	3.43%	(2.24)%
Class I Shares	4.48%	(1.26)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	5.43%	5.30%	4.26%
Net Expense Ratios	1.72%	2.47%	1.47%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Holding

Summaries as of September 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Gresham Diversified Commodity Strategy Fund

Commodity Group Weightings1

Energy	34.6%
Industrial Metals	18.3%
Agriculturals	16.2%
Precious Metals	14.3%
Livestock	11.1%
Foods & Fibers	5.5%

Fixed Income Investments2

U.S. Government and Agency Obligations	78.5%
Repurchase Agreements	21.5%

Top 10 Commodity Holdings1

Crude Oil	19.6%
Gold	10.3%
Copper	9.0%
Natural Gas	7.2%
Live Cattle	6.8%
Aluminum	5.4%
Soybeans	5.4%
Wheat	3.7%
Heating Oil	3.6%
Corn	3.5%

16	Nuveen Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

Commodity Group Weightings3

Energy	37.7%
Industrial Metals	18.4%
Agriculturals	18.2%
Precious Metals	12.5%
Livestock	9.0%
Foods & Fibers	4.2%

Fixed Income Investments2

U.S. Government and Agency Obligations	84.2%
Repurchase Agreements	15.8%

Top 5 Long Commodity Holdings3

Live Cattle	5.0%
Aluminum	4.4%
Feeder Cattle	1.5%
Zinc	1.5%
Coffee	0.9%

Top 5 Short Commodity Holdings3

Copper	10.5%
Gold	9.4%
Natural Gas	8.5%
Soybeans	5.9%
Corn	4.3%

Long/Short Weightings[3]	Long	Short	Flat
Energy	0.0%	8.5%	29.0%
Industrial Metals	5.9%	12.5%	0.0%
Agriculturals	0.0%	18.1%	0.0%
Precious Metals	0.0%	12.4%	0.0%
Livestock	6.5%	2.4%	0.0%
Foods & Fibers	1.3%	3.4%	0.0%

1	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

2	As a percentage of total short-term investments.

3	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only, including gross exposure of long, short, and flat allocations. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

Nuveen Investments	17

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2014.

The beginning of the period for the Funds is April 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Diversified Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$904.40	$902.50	$907.40
Expenses Incurred During Period	$6.30	$9.87	$5.12
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.45	$1,014.69	$1,019.70
Expenses Incurred During Period	$6.68	$10.45	$5.42

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.07% and 1.07% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18	Nuveen Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,035.50	$1,031.50	$1,037.00
Expenses Incurred During Period	$8.78	$12.58	$7.51
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.44	$1,012.68	$1,017.70
Expenses Incurred During Period	$8.69	$12.46	$7.44

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.72%, 2.47% and 1.47% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	19

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014, for Nuveen Gresham Diversified Commodity Strategy Fund and Nuveen Gresham Long/Short Commodity Strategy Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve new sub-advisory agreements, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

	Nuveen Gresham Diversified Commodity Strategy Fund	Nuveen Gresham Long/Short Commodity Strategy Fund
To approve a new investment management agreement between each Trust and Nuveen Fund Advisors, LLC.
For	1,726,315	684,158
Against	—	—
Abstain	—	—
Broker Non-Votes	127,018	6,877
Total	1,853,333	691,035

To approve a new sub-advisory agreement between Nuveen Fund Advisors and each Fund’s sub-advisor(s) as follows:

a. Nuveen Fund Advisors and Nuveen Asset Management, LLC
For	1,726,315	684,158
Against	—	—
Abstain	—	—
Broker Non-Votes	127,018	6,877
Total	1,853,333	691,035

b. Nuveen Fund Advisors and Gresham Investment Mangagement LLC
For	1,726,315	684,158
Against	—	—
Abstain	—	—
Broker Non-Votes	127,018	6,877
Total	1,853,333	691,035

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	1,726,315	684,158
Against	—	—
Abstain	—	—
Broker Non-Votes	127,018	6,877
Total	1,853,333	691,035

20	Nuveen Investments

	Nuveen Gresham Diversified Commodity Strategy Fund	Nuveen Gresham Long/Short Commodity Strategy Fund
Approval of the Board Members was reached as follows:

William Adams IV
For	59,175,003	59,175,003
Withhold	2,100,784	2,100,784
Total	61,275,787	61,275,787

Robert P. Bremner
For	59,121,801	59,121,801
Withhold	2,153,986	2,153,986
Total	61,275,787	61,275,787

Jack B. Evans
For	59,147,095	59,147,095
Withhold	2,128,692	2,128,692
Total	61,275,787	61,275,787

William C. Hunter
For	59,191,022	59,191,022
Withhold	2,084,765	2,084,765
Total	61,275,787	61,275,787

David J. Kundert
For	59,193,641	59,193,641
Withhold	2,082,146	2,082,146
Total	61,275,787	61,275,787

John K. Nelson
For	59,212,655	59,212,655
Withhold	2,063,132	2,063,132
Total	61,275,787	61,275,787

William J. Schneider
For	59,181,920	59,181,920
Withhold	2,093,867	2,093,867
Total	61,275,787	61,275,787

Thomas S. Schreier, Jr.
For	59,165,769	59,165,769
Withhold	2,110,018	2,110,018
Total	61,275,787	61,275,787

Judith M. Stockdale
For	59,129,129	59,129,129
Withhold	2,146,658	2,146,658
Total	61,275,787	61,275,787

Carole E. Stone
For	59,190,175	59,190,175
Withhold	2,085,612	2,085,612
Total	61,275,787	61,275,787

Nuveen Investments	21

Shareholder Meeting Report (continued)

	Nuveen Gresham Diversified Commodity Strategy Fund	Nuveen Gresham Long/Short Commodity Strategy Fund
Virginia L. Stringer
For	59,185,574	59,185,574
Withhold	2,090,213	2,090,213
Total	61,275,787	61,275,787

Terence J. Toth
For	59,212,772	59,212,772
Withhold	2,063,015	2,063,015
Total	61,275,787	61,275,787

22	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust V:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated portfolios of investments, and the related consolidated statements of operations, of consolidated changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Gresham Diversified Commodity Strategy Fund and Nuveen Gresham Long/Short Commodity Strategy Fund (each a series of the Nuveen Investment Trust V, hereinafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

November 25, 2014

Nuveen Investments	23

Nuveen Gresham Diversified Commodity Strategy Fund

Consolidated Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 103.7%

	U.S. Government and Agency Obligations – 81.4%

$2,000	U.S. Treasury Bills	0.000%	11/13/14	Aaa	$1,999,964

2,500	U.S. Treasury Bills	0.000%	12/11/14	Aaa	2,499,925

2,500	U.S. Treasury Bills	0.000%	1/08/15	Aaa	2,499,880

3,000	U.S. Treasury Bills	0.000%	2/05/15	Aaa	2,999,763

3,000	U.S. Treasury Bills	0.000%	3/05/15	Aaa	2,999,613

3,800	U.S. Treasury Bills	0.000%	4/02/15	Aaa	3,799,179

3,800	U.S. Treasury Bills	0.000%	4/30/15	Aaa	3,799,164

5,500	U.S. Treasury Bills	0.000%	5/28/15	Aaa	5,498,631

5,000	U.S. Treasury Bills	0.000%	6/25/15	Aaa	4,998,240

7,500	U.S. Treasury Bills	0.000%	7/23/15	Aaa	7,496,617

5,000	U.S. Treasury Bills	0.000%	8/20/15	Aaa	4,996,635

5,000	U.S. Treasury Bills	0.000%	9/17/15	Aaa	4,995,245
48,600	Total U.S. Government and Agency Obligations				48,582,856

	Repurchase Agreements – 22.3%

9,110	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/14, repurchase price $9,109,848, collateralized by $9,295,000 U.S. Treasury Notes, 2.125%, due 6/30/21, value $9,295,000	0.000%	10/01/14	N/A	9,109,848

4,182	Repurchase Agreement with State Street Bank, dated 9/30/14, repurchase price $4,182,359, collateralized by $4,460,000 Federal Home Loan Mortgage Corporation Notes, 2.200%, due 10/17/22, value $4,268,224 (3)	0.000%	10/01/14	N/A	4,182,359
$13,292	Total Repurchase Agreements				13,292,207
	Total Short-Term Investments (cost $61,864,038)				61,875,063
	Other Assets Less Liabilities – (3.7)%				(2,192,912)
	Net Assets – 100%				$59,682,151

Investments in Derivatives as of September 30, 2014 (4)

Futures Contracts outstanding:

Commodity Group	Contract	Contract Position (5)	Contract Expiration	Number of Contracts (6)	Notional Amount at Value (6)	Unrealized Appreciation (Depreciation)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	January 2015	59	$5,655,740	$(252,975)

	NYMEX WTI Crude Oil Futures Contract	Long	November 2014	9	820,440	(35,559)

	NYMEX WTI Crude Oil Futures Contract	Long	January 2015	18	1,615,680	(22,900)

	NYMEX WTI Crude Oil Futures Contract	Long	March 2015	38	3,384,280	(61,977)
	Total Crude Oil			124	11,476,140	(373,411)

24	Nuveen Investments

Investments in Derivatives as of September 30, 2014 (4) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (5)	Contract Expiration	Number of Contracts (6)	Notional Amount at Value (6)	Unrealized Appreciation (Depreciation)

Energy (continued)	Gas Oil

	ICE Gas Oil Futures Contract	Long	November 2014	9	$727,425	$(27,850)

	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	November 2014	17	1,892,457	(150,820)

	NYMEX NY Harbor ULSD Futures Contract	Long	January 2015	2	223,742	(17,860)
	Total Heating Oil			19	2,116,199	(168,680)

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	January 2015	56	2,381,120	29,572

	NYMEX Natural Gas Futures Contract	Long	March 2015	44	1,828,200	13,293
	Total Natural Gas			100	4,209,320	42,865

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	November 2014	3	307,100	(14,297)

	NYMEX Gasoline RBOB Futures Contract	Long	January 2015	15	1,497,825	(68,094)
	Total Unleaded Gas			18	1,804,925	(82,391)
	Total Energy			270	20,334,009	(609,467)

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	November 2014	61	2,971,462	(52,924)

	LME Primary Aluminum Futures Contract	Short	November 2014	(10)	(487,125)	34,725

	LME Primary Aluminum Futures Contract	Long	January 2015	14	687,225	(36,369)
	Total Aluminum			65	3,171,562	(54,568)

	Copper

	CEC Copper High Grade Futures Contract	Long	December 2014	13	977,437	(50,274)

	CEC Copper High Grade Futures Contract	Long	March 2015	4	301,250	(2,463)

	LME Copper Futures Contract	Long	November 2014	23	3,846,750	(141,875)

	LME Copper Futures Contract	Short	November 2014	(10)	(1,672,500)	27,960

	LME Copper Futures Contract	Long	January 2015	11	1,832,600	(30,881)
	Total Copper			41	5,285,537	(197,533)

	Lead

	LME Lead Futures Contract	Long	November 2014	10	524,063	(31,238)

	Nickel

	LME Nickel Futures Contract	Long	November 2014	10	976,860	(150,780)

	LME Nickel Futures Contract	Short	November 2014	(1)	(97,686)	5,334
	Total Nickel			9	879,174	(145,446)

	Zinc

	LME Zinc Futures Contract	Long	November 2014	15	856,687	(9,512)
	Total Industrial Metals			140	10,717,023	(438,297)

Nuveen Investments	25

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2014

Investments in Derivatives as of September 30, 2014 (4) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (5)	Contract Expiration	Number of Contracts (6)	Notional Amount at Value (6)	Unrealized Appreciation (Depreciation)

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	December 2014	129	$2,068,837	$(317,770)

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	December 2014	32	956,480	(212,829)

	CBOT Soybean Meal Futures Contract	Long	January 2015	14	416,360	(58,106)
	Total Soybean Meal			46	1,372,840	(270,935)

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Long	January 2015	28	548,520	(43,014)

	CBOT Soybean Oil Futures Contract	Long	March 2015	10	197,520	(13,992)
	Total Soybean Oil			38	746,040	(57,006)

	Soybeans

	CBOT Soybean Futures Contract	Long	November 2014	51	2,328,787	(514,070)

	CBOT Soybean Futures Contract	Long	January 2015	9	414,563	(31,687)

	CBOT Soybean Futures Contract	Long	March 2015	9	418,388	(10,097)
	Total Soybeans			69	3,161,738	(555,854)

	Wheat

	CBOT KC HRW Wheat Futures Contract	Long	December 2014	7	195,300	(22,264)

	CBOT KC HRW Wheat Futures Contract	Long	March 2015	9	252,788	(22,657)

	CBOT Wheat Futures Contract	Long	December 2014	25	597,188	(78,325)

	CBOT Wheat Futures Contract	Long	March 2015	24	588,600	1,830

	MGEX Red Spring Wheat Futures Contract	Long	December 2014	20	533,500	(80,179)
	Total Wheat			85	2,167,376	(201,595)
	Total Agriculturals			367	9,516,831	(1,403,160)

Precious Metals	Gold

	CEC Gold Futures Contract	Long	December 2014	50	6,058,000	(444,360)

	Palladium

	NYMEX Palladium Futures Contract	Long	December 2014	3	232,545	(33,508)

	Platinum

	NYMEX Platinum Futures Contract	Long	January 2015	7	455,175	(31,155)

	Silver

	CEC Silver Futures Contract	Long	March 2015	19	1,624,215	(44,301)
	Total Precious Metals			79	8,369,935	(553,324)

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	March 2015	7	228,130	3,660

	ICE Cocoa Futures Contract	Long	May 2015	5	161,650	3,485
	Total Cocoa			12	389,780	7,145

26	Nuveen Investments

Investments in Derivatives as of September 30, 2014 (4) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (5)	Contract Expiration	Number of Contracts (6)	Notional Amount at Value (6)	Unrealized Appreciation (Depreciation)

Foods & Fibers (continued)	Coffee

	ICE Coffee C Futures Contract	Long	December 2014	9	$652,556	$18,331

	LIFFE Coffee Robusta Futures Contract	Long	November 2014	25	498,000	4,237
	Total Coffee			34	1,150,556	22,568

	Cotton

	ICE Cotton Futures Contract	Long	December 2014	6	184,110	(20,410)

	ICE Cotton Futures Contract	Long	March 2015	15	453,375	(33,138)
	Total Cotton			21	637,485	(53,548)

	Sugar

	ICE Sugar Futures Contract	Long	March 2015	40	736,960	(8,243)

	ICE Sugar Futures Contract	Long	May 2015	16	299,085	(1,072)
	Total Sugar			56	1,036,045	(9,315)
	Total Foods & Fibers			123	3,213,866	(33,150)

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	November 2014	5	587,625	46,840

	CME Feeder Cattle Futures Contract	Long	January 2015	5	571,938	34,293
	Total Feeder Cattle			10	1,159,563	81,133

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	December 2014	10	378,100	(3,038)

	CME Lean Hogs Futures Contract	Long	February 2015	24	868,080	303

	CME Lean Hogs Futures Contract	Long	April 2015	4	145,080	1,081
	Total Lean Hogs			38	1,391,260	(1,654)

	Live Cattle

	CME Live Cattle Futures Contract	Long	December 2014	28	1,830,920	67,683

	CME Live Cattle Futures Contract	Long	February 2015	28	1,836,520	63,138

	CME Live Cattle Futures Contract	Long	April 2015	5	324,550	(524)
	Total Live Cattle			61	3,991,990	130,297
	Total Livestock			109	6,542,813	209,776
	Total Futures Contracts outstanding			1,088	$58,694,477	$(2,827,622)

Nuveen Investments	27

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2014

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. rating.

(3)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(5)	The Fund expects to invest only in long futures contracts. Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

(6)	Total Number of Contracts and Notional Amount at Value include the net effect of LME short futures positions.

N/A	Not applicable.

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

HRW	Hard Red Winter

ICE	Intercontinental Exchange

KC	Kansas City

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to financial statements.

28	Nuveen Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

Consolidated Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 100.5%

	U.S. Government and Agency Obligations – 84.6%

$500	U.S. Treasury Bills	0.000%	11/13/14	Aaa	$499,991

500	U.S. Treasury Bills	0.000%	12/11/14	Aaa	499,985

1,000	U.S. Treasury Bills	0.000%	2/05/15	Aaa	999,921

500	U.S. Treasury Bills	0.000%	3/05/15	Aaa	499,935

500	U.S. Treasury Bills	0.000%	4/02/15	Aaa	499,892

850	U.S. Treasury Bills	0.000%	4/30/15	Aaa	849,813

1,000	U.S. Treasury Bills	0.000%	5/28/15	Aaa	999,751

500	U.S. Treasury Bills	0.000%	6/25/15	Aaa	499,824

1,000	U.S. Treasury Bills	0.000%	7/23/15	Aaa	999,549

400	U.S. Treasury Bills	0.000%	9/17/15	Aaa	399,619
6,750	Total U.S. Government and Agency Obligations				6,748,280

	Repurchase Agreements – 15.9%

691	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/14, repurchase price $691,075, collateralized by $705,000 U.S. Treasury Notes, 2.125%, due 6/30/21, value $705,000	0.000%	10/01/14	N/A	691,075

575	Repurchase Agreement with State Street Bank, dated 9/30/14, repurchase price $574,655, collateralized by $615,000 Federal Home Loan Mortgage Corporation Notes, 2.200%, due 10/17/22, value $588,556 (3)	0.000%	10/01/14	N/A	574,655
$1,266	Total Repurchase Agreements				1,265,730
	Total Short-Term Investments (cost $8,011,951)				8,014,010
	Other Assets Less Liabilities – (0.5)%				(42,934)
	Net Assets – 100%				$7,971,076

Investments in Derivatives as of September 30, 2014 (4)

Futures Contracts outstanding:

Commodity Group	Contract	Contract Position (5)	Contract Expiration	Number of Contracts (6)	Notional Amount at Value (7)	Unrealized Appreciation (Depreciation)

Energy	Natural Gas

	NYMEX Natural Gas Futures Contract	Short	November 2014	(16)	$(659,360)	$(30,331)
	Total Energy			(16)	(659,360)	(30,331)

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	October 2014	17	821,737	(17,000)

	LME Primary Aluminum Futures Contract	Short	October 2014	(17)	(821,737)	53,700

	LME Primary Aluminum Futures Contract	Long	November 2014	7	340,988	(27,781)
	Total Aluminum			7	340,988	8,919

Nuveen Investments	29

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2014

Investments in Derivatives as of September 30, 2014 (4) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (5)	Contract Expiration	Number of Contracts (6)	Notional Amount at Value (7)	Unrealized Appreciation (Depreciation)

Industrial Metals (continued)	Copper

	CEC Copper High Grade Futures Contract	Short	December 2014	(2)	$(150,375)	$4,441

	LME Copper Futures Contract	Long	October 2014	9	1,509,750	(82,238)

	LME Copper Futures Contract	Short	October 2014	(9)	(1,509,750)	62,500

	LME Copper Futures Contract	Long	November 2014	4	669,000	(28,000)

	LME Copper Futures Contract	Short	November 2014	(8)	(1,338,000)	7,500
	Total Copper			(6)	(819,375)	(35,797)

	Lead

	LME Lead Futures Contract	Long	October 2014	3	157,013	(11,531)

	LME Lead Futures Contract	Short	October 2014	(3)	(157,013)	10,606

	LME Lead Futures Contract	Long	November 2014	1	52,406	(3,556)

	LME Lead Futures Contract	Short	November 2014	(2)	(104,813)	787
	Total Lead			(1)	(52,407)	(3,694)

	Nickel

	LME Nickel Futures Contract	Long	October 2014	2	195,012	(25,692)

	LME Nickel Futures Contract	Short	October 2014	(2)	(195,012)	27,918

	LME Nickel Futures Contract	Long	November 2014	1	97,686	(13,554)

	LME Nickel Futures Contract	Short	November 2014	(2)	(195,372)	23,088
	Total Nickel			(1)	(97,686)	11,760

	Zinc

	LME Zinc Futures Contract	Long	October 2014	4	228,175	(5,775)

	LME Zinc Futures Contract	Short	October 2014	(4)	(228,175)	5,150

	LME Zinc Futures Contract	Long	November 2014	2	114,225	(4,675)
	Total Zinc			2	114,225	(5,300)
	Total Industrial Metals			1	(514,255)	(24,112)

Agriculturals	Corn

	CBOT Corn Futures Contract	Short	December 2014	(21)	(336,787)	47,775

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Short	December 2014	(7)	(209,230)	33,360

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Short	December 2014	(7)	(135,954)	19,153

	Soybeans

	CBOT Soybean Futures Contract	Short	November 2014	(10)	(456,625)	92,659

30	Nuveen Investments

Investments in Derivatives as of September 30, 2014 (4) (continued)

Futures Contracts outstanding (continued):

Commodity Group	Contract	Contract Position (5)	Contract Expiration	Number of Contracts (6)	Notional Amount at Value (7)	Unrealized Appreciation (Depreciation)

Agriculturals (continued)	Wheat

	CBOT KC HRW Wheat Futures Contract	Short	December 2014	(2)	$(55,800)	$8,762

	CBOT Wheat Futures Contract	Short	December 2014	(9)	(214,988)	35,118
	Total Wheat			(11)	(270,788)	43,880
	Total Agriculturals			(56)	(1,409,384)	236,827

Precious Metals	Gold

	CEC Gold Futures Contract	Short	December 2014	(6)	(726,960)	52,305

	Platinum

	NYMEX Platinum Futures Contract	Short	January 2015	(1)	(65,025)	5,510

	Silver

	CEC Silver Futures Contract	Short	December 2014	(2)	(170,570)	32,659
	Total Precious Metals			(9)	(962,555)	90,474

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	December 2014	1	33,000	2,423

	Coffee

	ICE Coffee C Futures Contract	Long	December 2014	1	72,506	1,439

	LIFFE Coffee Robusta Futures Contract	Short	November 2014	(1)	(19,920)	360
	Total Coffee			—	52,586	1,799

	Cotton

	ICE Cotton Futures Contract	Short	December 2014	(3)	(92,055)	10,820

	Sugar

	ICE Sugar Futures Contract	Short	March 2015	(8)	(147,392)	11,341
	Total Foods & Fibers			(10)	(153,861)	26,383

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	November 2014	1	117,525	8,537

	Lean Hogs

	CME Lean Hogs Futures Contract	Short	December 2014	(5)	(189,050)	(3,115)

	Live Cattle

	CME Live Cattle Futures Contract	Long	December 2014	6	392,340	19,118
	Total Livestock			2	320,815	24,540
	Total Futures Contracts outstanding			(88)	$(3,378,600)	$323,781

Nuveen Investments	31

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2014

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. rating.

(3)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(5)	Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. The London Clearing House is the counterparty for both the long and short position.

(6)	The aggregate Number of Contracts for long and short futures contracts outstanding is 59 and (147), respectively.

(7)	The aggregate Notional Amount at Value for long and short futures contracts outstanding is $4,801,363 and $(8,179,963), respectively.

N/A	Not applicable.

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

HRW	Hard Red Winter

ICE	Intercontinental Exchange

KC	Kansas City

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

NYMEX	New York Mercantile Exchange

See accompanying notes to financial statements.

32	Nuveen Investments

Consolidated Statement of

Assets and Liabilities	September 30, 2014

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Assets
Short-term investments, at value (cost $61,864,038 and $8,011,951, respectively)	$61,875,063	$8,014,010
Deposits with brokers for open futures contracts	3,487,420	382,322
Receivable for:
Shares sold	705,990	650
Variation margin on futures contracts	39,989	80,779
Other assets	22,750	8,841
Total assets	66,131,212	8,486,602
Liabilities
Payable for:
Investments purchased	5,496,210	399,635
Shares redeemed	12,636	—
Variation margin on futures contracts	839,673	33,674
Accrued expenses:
Professional fees	34,525	34,449
Management fees	13,846	2,939
12b-1 distribution and service fees	917	248
Other	51,254	44,581
Total liabilities	6,449,061	515,526
Net assets	$59,682,151	$7,971,076
Class A Shares
Net assets	$495,542	$991,382
Shares outstanding	29,577	51,432
Net asset value (“NAV”) per share	$16.75	$19.28
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$17.77	$20.45
Class C Shares
Net assets	$952,335	$53,774
Shares outstanding	57,482	2,827
NAV and offering price per share	$16.57	$19.02
Class I Shares
Net assets	$58,234,274	$6,925,920
Shares outstanding	3,455,003	357,843
NAV and offering price per share	$16.86	$19.35
Net assets consist of:
Capital paid-in	$60,259,862	$7,590,473
Undistributed (Over-distribution of) net investment income	2,238,886	53,347
Accumulated net realized gain (loss)	—	1,416
Net unrealized appreciation (depreciation)	(2,816,597)	325,840
Net assets	$59,682,151	$7,971,076
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	33

Consolidated Statement of

Operations	Year Ended September 30, 2014

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Investment Income	$28,089	$10,089
Expenses
Management fees	318,840	135,403
12b-1 service fees – Class A Shares	6,021	3,434
12b-1 distribution and service fees – Class C Shares	4,779	520
Shareholder servicing agent fees and expenses	5,825	1,938
Custodian fees and expenses	108,663	65,329
Trustees fees and expenses	25,022	18,044
Professional fees	70,601	52,209
Shareholder reporting expenses	23,590	39,717
Federal and state registration fees	46,191	34,687
Other expenses	4,497	3,970
Total expenses before fee waiver/expense reimbursement	614,029	355,251
Fee waiver/expense reimbursement	(251,175)	(181,015)
Net expenses	362,854	174,236
Net investment income (loss)	(334,765)	(164,147)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	343	1,416
Futures contracts	(919,866)	304,298
Change in net unrealized appreciation (depreciation) of:
Investments	4,539	(373)
Futures contracts	(2,514,318)	255,017
Net realized and unrealized gain (loss)	(3,429,302)	560,358
Net increase (decrease) in net assets from operations	$(3,764,067)	$396,211

See accompanying notes to financial statements.

34	Nuveen Investments

Consolidated Statement of

Changes in Net Assets

	Gresham Diversified Commodity Strategy		Gresham Long/Short Commodity Strategy
	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13
Operations
Net investment income (loss)	$(334,765)	$(140,162)	$(164,147)	$(98,153)
Net realized gain (loss) from:
Investments	343	194	1,416	35
Futures contracts	(919,866)	(1,023,685)	304,298	(212,186)
Change in net unrealized appreciation (depreciation) of:
Investments	4,539	5,912	(373)	1,529
Futures contracts	(2,514,318)	(491,418)	255,017	(66,760)
Net increase (decrease) in net assets from operations	(3,764,067)	(1,649,159)	396,211	(375,535)
Distributions to Shareholders
From net investment income:
Class A	—	(954)	—	(198)
Class C	—	(925)	—	(43)
Class I	—	(198,136)	—	(30,945)
Return of capital:
Class A	—	—	—	(24)
Class C	—	—	—	(5)
Class I	—	—	—	(3,797)
Decrease in net assets from distributions to shareholders	—	(200,015)	—	(35,012)
Fund Share Transactions
Proceeds from sale of shares	49,364,725	15,760,013	8,982,895	1,401,545
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	132,242	—	14,119
	49,364,725	15,892,255	8,982,895	1,415,664
Cost of shares redeemed	(4,901,815)	(2,310,514)	(9,136,202)	(153,038)
Net increase (decrease) in net assets from Fund share transactions	44,462,910	13,581,741	(153,307)	1,262,626
Net increase (decrease) in net assets	40,698,843	11,732,567	242,904	852,079
Net assets at the beginning of period	18,983,308	7,250,741	7,728,172	6,876,093
Net assets at the end of period	$59,682,151	$18,983,308	$7,971,076	$7,728,172
Undistributed (Over-distribution of) net investment income at the end of period	$2,238,886	$213,071	$53,347	$(86,804)

See accompanying notes to financial statements.

Nuveen Investments	35

Financial

Highlights

Gresham Diversified Commodity Strategy

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (7/12)
2014	$17.91	$(0.23)	$(0.93)	$(1.16)	$—	$—	$—	$16.75
2013	20.71	(0.22)	(2.28)	(2.50)	(0.30)	—	(0.30)	17.91
2012(d)	20.00	(0.04)	0.75	0.71	—	—	—	20.71
Class C (7/12)
2014	17.81	(0.35)	(0.89)	(1.24)	—	—	—	16.57
2013	20.68	(0.36)	(2.27)	(2.63)	(0.24)	—	(0.24)	17.81
2012(d)	20.00	(0.07)	0.75	0.68	—	—	—	20.68
Class I (7/12)
2014	17.95	(0.18)	(0.91)	(1.09)	—	—	—	16.86
2013	20.72	(0.18)	(2.27)	(2.45)	(0.32)	—	(0.32)	17.95
2012(d)	20.00	(0.03)	0.75	0.72	—	—	—	20.72

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(6.48)%	$496	2.00%		(1.91)%	1.32%		(1.23)%	0%
(12.16)	388	3.07		(2.96)	1.32		(1.21)	0
3.55	52	8.75	*	(8.63)*	1.32	*	(1.20)*	0

(6.96)	952	2.81		(2.73)	2.07		(1.98)	0
(12.81)	74	3.58		(3.47)	2.07		(1.96)	0
3.40	52	9.51	*	(9.40)*	2.07	*	(1.95)*	0

(6.07)	58,234	1.83		(1.75)	1.07		(0.98)	0
(11.91)	18,521	2.62		(2.51)	1.07		(0.96)	0
3.60	7,147	8.52	*	(8.40)*	1.07	*	(0.95)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (continued)

Gresham Long/Short Commodity Strategy

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital		Total	Ending NAV
Class A (7/12)
2014	$18.49	$(0.30)	$1.09	$0.79	$—	$—	$—		$—	$19.28
2013	19.64	(0.30)	(0.77)	(1.07)	(0.08)	—	—	**	(0.08)	18.49
2012(d)	20.00	(0.06)	(0.30)	(0.36)	—	—	—		—	19.64
Class C (7/12)
2014	18.38	(0.44)	1.08	0.64	—	—	—		—	19.02
2013	19.61	(0.44)	(0.77)	(1.21)	(0.02)	—	—	**	(0.02)	18.38
2012(d)	20.00	(0.08)	(0.31)	(0.39)	—	—	—		—	19.61
Class I (7/12)
2014	18.51	(0.26)	1.10	0.84	—	—	—		—	19.35
2013	19.65	(0.25)	(0.79)	(1.04)	(0.09)	—	(0.01)		(0.10)	18.51
2012(d)	20.00	(0.05)	(0.30)	(0.35)	—	—	—		—	19.65

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

4.16%	$991	3.41%		(3.32)%	1.72%		(1.63)%	0%
(5.40)	1,100	5.43		(5.32)	1.72		(1.61)	0
(1.80)	49	9.16	*	(9.07)*	1.72	*	(1.63)*	0

3.43	54	4.21		(4.12)	2.47		(2.38)	0
(6.12)	52	5.30		(5.18)	2.47		(2.35)	0
(1.95)	49	9.90	*	(9.81)*	2.47	*	(2.38)*	0

4.48	6,926	3.01		(2.92)	1.47		(1.38)	0
(5.24)	6,576	4.26		(4.14)	1.47		(1.35)	0
(1.75)	6,778	8.91	*	(8.82)*	1.47	*	(1.38)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	39

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Diversified Commodity Strategy Fund (“Gresham Diversified Commodity Strategy”) and Nuveen Gresham Long/Short Commodity Strategy Fund (“Gresham Long/Short Commodity Strategy”) (each a “Fund” and collectively, the “Funds”), as diversified Funds, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gresham Investment Management LLC (“Gresham”), an affiliate of the Adviser and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (collectively, the “Sub-Advisers”). The Adviser has selected Gresham, acting through its Near Term Active division, to manage each Fund’s commodity investment strategy. The Adviser has selected NAM to manage each Fund’s fixed income investments.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s sub-adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Gresham Diversified Commodity Strategy’s investment objective is to seek attractive total return. Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•	A portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets which is actively managed by Gresham, pursuant to its proprietary Tangible Asset Program® ( “TAP®”), a fully collateralized, long-only, rules-based commodity investment strategy; and

•	A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by NAM.

Gresham Long/Short Commodity Strategy’s investment objective is to seek attractive total return. Under normal market conditions, the Fund primarily invests in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•	A portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity markets which is actively managed by Gresham, pursuant to its proprietary Long/Short Strategy, a fully collateralized, long/short rules-based commodity investment strategy; and

•	A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by NAM.

Each Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate value substantially equal to the Funds’ net assets. The Funds invest in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Funds may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Funds may make investments in commodity-linked derivative instruments directly, Gresham Diversified Commodity Strategy and Gresham Long/Short Commodity Strategy expect to primarily gain exposure to these investments by investing in the Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd., respectively, (each a “Subsidiary” and collectively the “Subsidiaries”) wholly-owned subsidiaries of the Funds organized under the laws of the Cayman Islands. The Subsidiaries are advised by the Adviser and sub-advised by Gresham.

40	Nuveen Investments

Each Fund’s investment in its Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Funds, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiaries have the same investment objective as each of their respective Funds, but unlike the Funds, they may invest without limitation in commodity-linked derivative instruments. The Subsidiaries are otherwise subject to the same fundamental and non-fundamental investment restrictions as the Funds. Except as otherwise noted, for purposes of this report, references to the Funds’ investments may also be deemed to include each Fund’s indirect investments through its Subsidiary.

Each Fund intends to invest up to 25% of its net assets in its Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of each Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of each Fund’s net assets.

Assets not invested by the Funds in the Subsidiaries or directly in commodity-linked derivative instruments are invested by NAM in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Funds’ fixed income investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Funds’ investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by NAM to be of comparable quality.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same for federal income tax purposes.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discount for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Consolidated Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Consolidated Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Nuveen Investments	41

Notes to Financial Statements (continued)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Commodity futures contracts traded on an exchange will be valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services. These investments are generally classified as Level 1. Over-the-counter commodity futures contracts not traded on an exchange will be valued, in order of hierarchy, by independent pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of each Fund’s NAV, that may affect the values of each Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Adviser. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

42	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Gresham Diversified Commodity Strategy	Level 1	Level 2	Level 3	Total
Short-Term Investments:
U.S. Government and Agency Obligations	$—	$48,582,856	$—	$48,582,856
Repurchase Agreements	—	13,292,207	—	13,292,207
Investments in Derivatives:
Futures Contracts*	(2,827,622)	—	—	(2,827,622)
Total	$(2,827,622)	$61,875,063	$—	$59,047,441

Gresham Long/Short Commodity Strategy
Short-Term Investments:
U.S. Government and Agency Obligations	$—	$6,748,280	$—	$6,748,280
Repurchase Agreements	—	1,265,730	—	1,265,730
Investments in Derivatives:
Futures Contracts*	323,781	—	—	323,781
Total	$323,781	$8,014,010	$—	$8,337,791
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

The Funds’ Board of Trustees (the “Board”) is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	43

Notes to Financial Statements (continued)

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Gresham Diversified Commodity Strategy
	Fixed Income Clearing Corporation	$9,109,848	$(9,109,848)	$—
	State Street Bank	4,182,359	(4,182,359)	—
Total		$13,292,207	$(13,292,207)	$—
Gresham Long/Short Commodity Strategy
	Fixed Income Clearing Corporation	$691,075	$(691,075)	$—
	State Street Bank	574,655	(574,655)	—
Total		$1,265,730	$(1,265,730)	$—
*	As of September 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Consolidated Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Each Fund invests in commodity futures contracts. Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

The average notional amount of futures contracts outstanding during the fiscal year ended September 30, 2014, was as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Average notional amount of futures contracts outstanding*	$34,592,412	$10,311,009
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

44	Nuveen Investments

The following table presents the fair value of all futures contracts held by the Funds as of September 30, 2014, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Gresham Diversified Commodity Strategy

Commodity	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$173,104	Payable for variation margin on futures contracts*	$182,661
		Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(31,238)	Payable for variation margin on futures contracts*	(3,152,149)
Total			$141,866		$(2,969,488)

Gresham Long/Short Commodity Strategy

Commodity	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$543,735	Payable for variation margin on futures contracts*	$33,294
		Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(48,533)	Payable for variation margin on futures contracts*	(204,715)
Total			$495,202		$(171,421)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the asset and liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Consolidated Statement of Operations during the fiscal year ended September 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Gresham Diversified Commodity Strategy	Commodity	Futures contracts	$(919,866)	$(2,514,318)
Gresham Long/Short Commodity Strategy	Commodity	Futures contracts	304,298	255,017

Financial Instrument Risk

The financial instruments used by the Funds are commodity futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of September 30, 2014, the financial instruments held by the Funds are traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Funds due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Funds entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with each Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. Each Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. A Fund may be exposed to credit risk from its investments in commodity futures contracts and options on commodity futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. Gresham Long/Short Commodity Strategy is subject to short exposure when it sells short a futures contract. Short sales are transactions in which the Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

Nuveen Investments	45

Notes to Financial Statements (continued)

A short sale creates the risk of an unlimited loss since the price of the underlying commodity in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

Each Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Funds’ shares.

4. Fund Shares

Transactions in Fund shares were as follows:

	Gresham Diversified Commodity Strategy
	Year Ended 9/30/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	253,485	$4,567,193	22,977	$419,998
Class C	56,981	1,033,378	1,662	31,993
Class I	2,442,188	43,764,154	804,537	15,308,022
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	10	197
Class C	—	—	17	329
Class I	—	—	6,861	131,716
	2,752,654	49,364,725	836,064	15,892,255
Shares redeemed:
Class A	(245,593)	(4,487,739)	(3,802)	(66,361)
Class C	(3,678)	(64,259)	—	—
Class I	(19,258)	(349,817)	(124,325)	(2,244,153)
	(268,529)	(4,901,815)	(128,127)	(2,310,514)
Net increase (decrease)	2,484,125	$44,462,910	707,937	$13,581,741

	Gresham Long/Short Commodity Strategy
	Year Ended 9/30/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	32,412	$600,414	58,889	$1,104,265
Class C	—	—	327	6,000
Class I	447,817	8,382,481	15,606	291,280
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	1	21
Class C	—	—	—	—
Class I	—	—	762	14,098
	480,229	8,982,895	75,585	1,415,664
Shares redeemed:
Class A	(40,511)	(758,570)	(1,859)	(35,352)
Class C	—	—	—	—
Class I	(445,153)	(8,377,632)	(6,189)	(117,686)
	(485,664)	(9,136,202)	(8,048)	(153,038)
Net increase (decrease)	(5,435)	$(153,307)	67,537	$1,262,626

5. Investment Transactions

The Funds did not have any purchases or sales of long-term investments during the fiscal year ended September 30, 2014.

46	Nuveen Investments

6. Income Tax Information

Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

Each Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If a Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Each Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011 the IRS suspended the issuance of such rulings while considering the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Funds have not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Funds will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiaries will be operated consistent with the statutory provision. To the extent that income from the CFC is not distributed by the CFC in the current year, such income will nonetheless be considered qualifying income as it meets the definition of other qualifying income defined in IRC Section 851(b). Any amount not distributed by the CFC in the current fiscal year will be distributed in the subsequent fiscal year. However, if a Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

If the Subsidiaries do not make the distributions, or do not make the distributions in the year earned, the Funds will still be required to recognize the Subsidiaries’ income including net investment income, net realized gain on futures contracts and certain net unrealized gains on futures contracts as ordinary income for the purposes of calculating the Funds’ own taxable income. Net losses earned by the Subsidiaries may not be netted with income or gain earned within the Funds and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of September 30, 2014, the cost and unrealized appreciation (depreciation) of investments in securities (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Cost of investments	$61,864,038	$8,011,951
Gross unrealized:
Appreciation	$11,196	$2,075
Depreciation	(171)	(16)
Net unrealized appreciation (depreciation) of investments	$11,025	$2,059

Permanent differences, primarily due to calculation of taxable income from the Subsidiaries and net operating losses, resulted in reclassifications among the Funds’ components of net assets as of September 30, 2014, the Funds’ tax year end, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Capital paid-in	$(2,258,577)	$159,279
Undistributed (Over-distribution of) net investment income	2,258,920	(159,279)
Accumulated net realized gain (loss)	(343)	—

Nuveen Investments	47

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2014, the Funds’ tax year end, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Undistributed net ordinary income[1]	$—	$395,313
Undistributed net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2014 and September 30, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Distributions from net ordinary income[1]	$—	$—
Distributions from net long-term capital gains	—	—
Return of capital	—	—

2013	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Distributions from net ordinary income[1]	$200,015	$31,186
Distributions from net long-term capital gains	—	—
Return of capital	—	3,826
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Gresham Diversified Commodity Strategy
Post-October capital losses[2]	$—
Late-year ordinary losses[3]	206,172
[2]	Capital losses incurred from November 1, 2013 through September 30, 2014, the Funds’ tax year ended.
[3]	Ordinary losses incurred from January 1, 2014 through September 30, 2014, and specified losses incurred from November 1, 2013 through September 30, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Gresham Diversified Commodity Strategy Fund-level Fee Rate	Gresham Long/Short Commodity Strategy Fund-level Fee Rate
For the first $125 million	0.8000%	1.0000%
For the next $125 million	0.7875	0.9875
For the next $250 million	0.7750	0.9750
For the next $500 million	0.7625	0.9625
For the next $1 billion	0.7500	0.9500
For net assets over $2 billion	0.7250	0.9250

48	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2014, the complex-level fee rate for each Fund was 0.1646%.

Gresham manages the Subsidiaries’ commodity investments on a discretionary basis, subject to the supervision of the Adviser. The Subsidiaries do not pay the Adviser or Gresham a management fee for their services. The Subsidiaries have also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. Each Fund, as the sole shareholder of its Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Funds.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Expense Cap	Expense Cap Expiration Date
Gresham Diversified Commodity Strategy	1.10%	January 31, 2015
Gresham Long/Short Commodity Strategy	1.50	January 31, 2015

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended September 30, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Sales charges collected (Unaudited)	$2,768	$117
Paid to financial intermediaries (Unaudited)	2,593	102

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Commission advances (Unaudited)	$7,752	$—

Nuveen Investments	49

Notes to Financial Statements (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2014, the Distributor retained such 12b-1 fees as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
12b-1 fees retained (Unaudited)	$3,729	$370

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2014, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
CDSC retained (Unaudited)	$97	$—

As of September 30, 2014, Nuveen and Gresham, owned shares of the Funds as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Class A Shares	2,500	2,500
Class C Shares	2,500	2,500
Class I Shares	345,000	345,000

8. Basis for Consolidation and Subsidiary Information

Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd. were each incorporated as wholly-owned subsidiaries acting as investment vehicles of Gresham Diversified Commodity Strategy and Gresham Long/Short Commodity Strategy, respectively, in order to effect certain investments for the Funds consistent with the Funds’ investment objectives and policies as specified in their prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiaries confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries.

Each Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and the Subsidiary. Each Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of the Fund and the Subsidiary, and all inter-fund transactions and balances have been eliminated.

The following table summarizes the structure, incorporation and relationship information of the Subsidiaries, and certain financial information of the Subsidiaries recognized in the consolidated financial statements referred to above.

	Gresham Diversified Commodity Strategy Fund, Ltd.	Gresham Long/Short Commodity Strategy Fund, Ltd.
Date of Incorporation	April 10, 2012	April 10, 2012

Fund Net Assets
Gresham Diversified Commodity Strategy	$59,682,151	$—
Gresham Long/Short Commodity Strategy	—	7,971,076
Subsidiary % of Fund net assets	11.48%	12.47%

Consolidated Financial Statement Information
Total assets	$9,697,718	$1,004,083
Total liabilities	2,848,527	9,847
Net assets	6,849,191	994,236
Total investment income	593	192
Net investment income (loss)	(101,660)	(60,665)
Net realized gain (loss) from futures contracts	(919,866)	304,298
Change in net unrealized appreciation (depreciation) of futures contracts	(2,514,318)	255,017
Increase (decrease) in net assets	4,386,002	(132,741)

50	Nuveen Investments

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Funds’ financial statements or footnote disclosures.

10. Subsequent Event

Purchase and Sale Agreement

As previously described in Note 1 – General Information and Significant Accounting Policies, Purchase and Sale Agreement, on October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen and new investment management agreements and new sub-advisory agreements have been approved by shareholders of the Funds and went into effect on October 1, 2014.

Nuveen Investments	51

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

Near Term Active division

67 Irving Place

New York, NY 10003

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

52	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclay BTOP50 Index: An index that seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Bloomberg Commodity Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index. Effective July 1, 2014, the Dow Jones-UBS Commodity Index changed its name to the Bloomberg Commodity Index.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Flat Position: Instead of shorting a futures contract when market signals dictate, the Fund will not have a futures contract position for that commodity, and will instead move that position to cash.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Long Position: A security a fund owns in its portfolio.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Short Position: A security a fund does not own, but has sold through the delivery of a borrowed security.

Nuveen Investments	53

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	199
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	199
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	199

54	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	199
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	199
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	199
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	199
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	199

Nuveen Investments	55

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	199
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	199

56	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	200
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	200
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	200

Nuveen Investments	57

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	200
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	200
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	200
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	200
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	106

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

58	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-advisers to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreements (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between (a) the Adviser and Nuveen Asset Management, LLC (“NAM”) and (b) the Adviser and Gresham Investment Management LLC (“Gresham” and, together with NAM, the “Sub-Advisers”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved a new advisory agreement (each, a “New Investment Management Agreement”) between each Fund and the Adviser and new sub-advisory agreements for each Fund (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreements, the “New Advisory Agreements”) between (a) the Adviser and NAM and (b) the Adviser and Gresham to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Advisers (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Advisers) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

Nuveen Investments	59

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and the Sub-Advisers. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made a site visit to Gresham in June 2013 and to certain NAM equity and fixed income teams in September 2013. In addition, they met with the NAM municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the

60	Nuveen Investments

Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Advisers generally provide the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Advisers who provide the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Advisers and may recommend changes to the investment teams or investment strategies as appropriate. In assisting the Board’s review of the Sub-Advisers, the

Nuveen Investments	61

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Adviser provides a report analyzing, among other things, each Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance (or the portion of the Funds’ portfolio allocated to the respective Sub-Adviser). In their review of the Sub-Advisers, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, each Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the corresponding Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Advisers. Each Sub-Adviser will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of each Fund’s investment portfolio allocated by the Adviser to the respective Sub-Adviser, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources

62	Nuveen Investments

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment teams. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter and one-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered the fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

Nuveen Investments	63

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data for the Funds, the Independent Board Members noted that the Funds were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that Nuveen Gresham Diversified Commodity Strategy Fund had a net management fee and net expense ratio (including fee waivers and expense reimbursements) that were below the respective peer averages. They also observed that Nuveen Gresham Long/Short Commodity Strategy Fund had a net expense ratio higher than the peer average, but a net management fee below the peer average and, in this regard, noted that there was not a management fee for such Fund after fee waivers and expense reimbursements for the latest fiscal year.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have one or more sub-advisers, either affiliated and/or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser(s). In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser(s) generally reflects the portfolio management services provided by the sub-adviser(s). The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the

64	Nuveen Investments

comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including NAM, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. The Board noted that Gresham, also an affiliated sub-adviser, did not receive revenues for its sub-advisory activities to the Funds in 2013 given the high level of expense reimbursements to the Funds. Based on their review, the Independent Board Members were satisfied that each Fund Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into

Nuveen Investments	65

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Advisers. Accordingly, with respect to NAM, the Independent Board Members considered that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by NAM may also benefit the Funds and their shareholders to the extent the research enhances the ability of such sub-adviser to manage the Funds. Gresham does not participate in soft dollar arrangements. For NAM, the Independent Board Members noted that such Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

66	Nuveen Investments

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and interim sub-advisory agreements (each, an “Interim Sub-Advisory Agreement”) between (a) the Adviser and NAM and (b) the Adviser and Gresham. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or the corresponding New Sub-Advisory Agreement, respectively. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

Nuveen Investments	67

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-GRESH-0914P        4517-INV-Y11/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, KPMG LLP, & Ernst & Young LLP (engaged on August 7, 2014), the Funds’ current auditors, and Ernst & Young LLP, the Funds’ former auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, KPMG LLP, & Ernst & Young LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended September 30, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund (5)	34,525	0	0	0
Nuveen Gresham Long/Short Commodity Strategy Fund (5)	34,447	0	0	0
Nuveen NWQ Flexible Income Fund (6)	25,500	0	0	0
Nuveen Preferred Securities Fund (6)	25,500	0	0	0

Total	$119,972	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
[5]	Fund is currently audited by PricewaterhouseCoopers LLP.
[6]	Fund is currently audited by KPMG LLP.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund (5)	0%	0%	0%	0%
Nuveen Gresham Long/Short Commodity Strategy Fund (5)	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund (6)	0%	0%	0%	0%
Nuveen Preferred Securities Fund (6)	0%	0%	0%	0%

Fiscal Year Ended September 30, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund (5)	48,196	0	3,375	0
Nuveen Gresham Long/Short Commodity Strategy Fund (5)	48,155	0	3,375	0
Nuveen NWQ Flexible Income Fund (6)	25,300	0	0	0
Nuveen Preferred Securities Fund (6)	25,300	0	0	0

Total	$146,951	$0	$6,750	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
[5]	Fund is audited by PricewaterhouseCoopers LLP for the fiscal year ended September 30, 2013.
[6]	Fund is audited by Ernst & Young LLP for the fiscal year ended September 30, 2013.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund (5)	0%	0%	0%	0%
Nuveen Gresham Long/Short Commodity Strategy Fund (5)	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund (6)	0%	0%	0%	0%
Nuveen Preferred Securities Fund (6)	0%	0%	0%	0%

Fiscal Year Ended September 30, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

[1]	Fund is audited by KPMG LLP (formerly audited by Ernst & Young LLP).

Fiscal Year Ended September 30, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund (5)	0	0	0	0
Nuveen Gresham Long/Short Commodity Strategy Fund (5)	0	0	0	0
Nuveen NWQ Flexible Income Fund (6)	0	0	0	0
Nuveen Preferred Securities Fund (6)	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

[5]	Fund is currently audited by PricewaterhouseCoopers LLP.
[6]	Fund is currently audited by KPMG LLP.

Fiscal Year Ended September 30, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund (5)	3,375	0	0	3,375
Nuveen Gresham Long/Short Commodity Strategy Fund (5)	3,375	0	0	3,375
Nuveen NWQ Flexible Income Fund (6)	0	0	0	0
Nuveen Preferred Securities Fund (6)	0	0	0	0

Total	$6,750	$0	$0	$6,750

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

[5]	Fund is audited by PricewaterhouseCoopers LLP for the fiscal year ended September 30, 2013.
[6]	Fund is audited by Ernst & Young LLP for the fiscal year ended September 30, 2013.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 5, 2014